                                                                   EXHIBIT 10.08


                                    SUBLEASE

                                     between

                         THE REALLY USEFUL COMPANY, INC.
                                  (Sublandlord)

                                       and

                            ABACUS DIRECT CORPORATION
                                   (Subtenant)



                                  May 15, 1997

                                TABLE OF CONTENTS

                                                                      Page
1        Subleasing of Premises..................................       2
2.       Condition of Premises...................................       2
3.       Term of Sublease........................................       3
4.       Prime Landlord's Consent................................       4
5.       Rent....................................................       4
6.       Use.....................................................       8
7.       Subordination to and Incorporation of The Prime Lease...       8
8.       Attornment..............................................      12
9.       Quiet Enjoyment.........................................      13
10.      Representations, Warranties and Covenants...............      13
11.      Services and Repairs....................................      14
12.      Enforcement of Prime Lease..............................      15
13.      Assignment, Subletting and Encumbrances.................      16
14.      Indemnification.........................................      19
15.      Alterations.............................................      20
16.      Insurance...............................................      21
17.      Destruction by Fire or Other Casualty; Condemnation.....      22
18.      Security................................................      23
19.      Broker..................................................      25
20.      Notices.................................................      25

                                                                      Page
21.      No Waivers..............................................      26

22.      Consent.................................................      27

23.      Miscellaneous...........................................      28

                              AGREEMENT OF SUBLEASE

     AGREEMENT OF SUBLEASE (this "Sublease"), made as of May 15, 1997, between THE REALLY USEFUL COMPANY, INC. ("Sublandlord"), a Delaware corporation having an office at One Rockefeller Plaza, New York, New York 10020, and ABACUS DIRECT CORPORATION ("Subtenant"), a Delaware corporation having an office at 590 Fifth Avenue, New York, New York 10017.

                                   WITNESSETH

     WHEREAS, by a Lease dated July 15, 1992 between RCPI Trust (successor-in-interest to Rockefeller Center Properties), a Delaware business trust ("Prime Landlord"), as landlord, and Sublandlord, as tenant, as modified and amended by that certain Supplemental Indenture dated August 16, 1993 ("First Supplemental Indenture"), as further modified and amended by that certain Supplemental Indenture dated June 10, 1994 ("Second Supplemental Indenture"), as further modified and amended by that certain Supplemental Indenture dated as of April 1, 1996 ("Third Supplemental Indenture") and as further modified and amended by that certain First Amendment to Lease, dated May 16, 1997 ("First Amendment") all of which are attached hereto as Exhibit A and made a part hereof (such Lease as so modified and amended and as it may be further modified and amended from time to time, the "Prime Lease"), Prime Landlord leased to Sublandlord certain premises in the building known as and by the street address One Rockefeller Plaza, New York, New York (the "Building");

     WHEREAS, Sublandlord has duly delivered to Prime Landlord notice of its election to terminate the Second Supplemental Indenture with respect to the Storage Space "G" demised thereunder; and

     WHEREAS, Sublandlord desires to sublease to Subtenant, and Subtenant desires to hire from Sublandlord, all of the premises designated by the cross-hatching and the letters "D", "H" and "F" on the two (2) floor plans attached hereto as Exhibit B and made a part hereof, on the fifteenth (15th) floor of the Building on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

     1.     Subleasing of Premises.

     Sublandlord hereby sublets to Subtenant and Subtenant hereby hires from Sublandlord the Premises.

     2.     Condition of Premises.

     On the Commencement Date (as hereinafter defined), Sublandlord shall deliver the Premises, and Subtenant agrees to accept the Premises, broom clean, in its present "as is" condition, reasonable wear and tear excepted, and including only the furniture and telephones set forth on Exhibit C, attached hereto and made a part hereof. Sublandlord shall not be obligated to perform any work or furnish any materials in, to or about the Premises in order to prepare the Premises for use or occupancy by Subtenant or otherwise. Subtenant agrees that in executing this Sublease, it has not relied upon any statements, representations, covenants or warranties made by Sublandlord or any person acting on behalf of Sublandlord other than those, if any, expressly set forth in this Sublease and on such investigations, examinations and inspections as Subtenant has chosen to make or has made.

     3.   Term of Sublease.

          3.1 The term ("Term") of this Sublease shall commence on the later of June 1, 1997 and the date which is three (3) Business Days (as hereinafter defined) after Sublandlord gives Subtenant notice that the Prime Landlord has consented to this Sublease (the "Commencement Date") and, unless sooner terminated as herein provided, shall expire on September 29, 2002 (the "Expiration Date"). As used herein, the term "Business Days" shall mean all days except Saturdays, Sundays, and days on which banks located within the State of New York are required or permitted to be closed.

          3.2 If the term of the Prime Lease is terminated for any reason prior to the Expiration Date, this Sublease shall thereupon be terminated ipso facto without any liability of Sublandlord to Subtenant by reason of such early termination unless such termination is due to the default of Sublandlord under the Prime Lease. Sublandlord shall comply with all of the terms and conditions of the Prime Lease except to the extent of Subtenant's obligations hereunder. Notwithstanding the foregoing, any liability of Subtenant to make any payment of Rent (as hereinafter defined) or otherwise under this Sublease, which shall have accrued prior to the termination of this Sublease, shall survive the termination of this Sublease.

     4.    Prime Landlord's Consent.

     This Sublease is subject to and conditioned upon Sublandlord obtaining the written consent of Prime Landlord to this Sublease, to the extent required under the Prime Lease. Sublandlord shall promptly request such consent, and Subtenant shall cooperate with Sublandlord, at no cost or expense to Sublandlord, to obtain such consent and shall provide all information concerning Subtenant, that Prime Landlord shall reasonably request. If such consent is refused or if Prime Landlord shall otherwise fail to grant such consent by June 1, 1997, then, on such date, or earlier if landlord refuses to grant its consent to this Sublease before such date, this Sublease shall automatically terminate. The foregoing shall be self-operative without the necessity of the execution of any further instruments, but Sublandlord agrees that upon the written request of Subtenant, Sublandlord shall refund to Subtenant within two (2) days of such request any rent paid in advance hereunder together with Subtenant's security deposit, if already delivered. Upon the making of such refunds, neither party hereto shall have any further obligation to the other under this Sublease, except to the extent that the provisions of this Sublease expressly survive the termination of this Sublease.

     5.    Rent.

           5.1 Subtenant covenants and agrees to pay to Sublandlord, in lawful money of the United States, fixed minimum rent ("Fixed Rent") for the entire Term of $239,175.00 per annum payable in equal monthly installments of $19,931.25 as provided below.

           5.2 In addition to the Fixed Rent set forth above, Subtenant covenants and agrees to pay, from and after the Commencement Date, the following amounts as additional rent hereunder ("Additional Rent"). Sublandlord shall bill Subtenant for each item of Additional Rent and Subtenant shall pay each amount so billed within five (5) Business Days after receipt of the bill from Sublandlord. Upon Subtenant's written request, Sublandlord shall deliver to Subtenant, a copy of the Escalation Statement sent to Sublandlord by Prime Landlord. The Additional Rent items to be paid by Subtenant are as follows:

               (i) All amounts due to Prime Landlord pursuant to Article Twenty-Fourth (Adjustments for Changes in Landlord's Costs and Expenses) of the Prime Lease, as amended, for the period from and after the Commencement Date, including estimated as well as actual bills; provided, however, that for purposes of calculating Additional Rent under this Sublease, (a) the term "Base Real Estate Taxes" as used in the Prime Lease shall mean the New York City fiscal tax year beginning of July 1, 1997 and ending on June 30, 1998 and (b) the term "Base COM" as used in the Prime Lease shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year beginning on January 1, 1997 and ending on December 31, 1997; and

               (ii) All amounts due to Prime Landlord pursuant to Article Fifth (Electric Current and Water) of the Prime Lease for the period from and after the Commencement Date, including estimated and actual bills, and including all taxes and surcharges, as such amount may be increased or decreased from time to time; and

                    (iii) If Sublandlord shall be charged with respect to the Premises for any other sums or charges pursuant to the provisions of the Prime Lease, including, without limitation, for overtime or other extra services requested by Subtenant, then Subtenant shall be liable for all such sums as Additional Rent under this Sublease and such sums shall be due and payable by Subtenant to Sublandlord on demand.

               5.3 (i) Fixed Rent shall be due and payable, without prior demand therefor, in equal monthly installments in advance, three (3) Business Days prior to the first (1st) day of each month during the Term; provided, however, that no Fixed Rent shall be due and payable for the first two (2) months after the Commencement Date. If the Commencement Date shall be other than the first day of a month or the expiration of the Term is other than the last day of a month, the monthly installments of Fixed Rent and Additional Rent payable hereunder for any such month shall be prorated on a per diem basis based on the actual number of days in such month occurring during the Term.

               (ii) If Sublandlord shall receive a refund of any Additional Rent from the Prime Landlord with respect to the Premises pursuant to the terms of the Prime Lease, Sublandlord shall notify Subtenant and refund to Subtenant the portion thereof, if any, which shall have been paid by Subtenant hereunder.

               (iii) All of the amounts payable by Subtenant pursuant to this Sublease, including, without limitation, Fixed Rent, Additional Rent, and all other costs, charges, sums and deposits by Subtenant hereunder (collectively, "Rent"), shall constitute rent under this Sublease and shall be payable in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment by check drawn on a bank or trust company which is a member of the New York Clearing House Association, to Sublandlord or its designee at such address as Sublandlord shall from time to time direct in writing.

               (iv) Subtenant shall promptly pay the Rent as and when the same shall become due and payable without setoff, offset or deduction of any kind whatsoever and, in the event of Subtenant's failure to pay same when due, Sublandlord shall have all of the rights and remedies provided for in the Prime Lease or at law or in equity in the case of nonpayment of Rent. Subtenant's obligation to pay Rent shall survive the expiration or sooner termination of this Sublease.

               (v) If any Rent shall not be paid within ten (10) days after the same is due hereunder, such unpaid Rent shall bear interest at the same rate as under the Prime Lease from time to time from the date on which such Rent was originally due until the date when paid.

           5.4 If any Rent shall become uncollectible, reduced or required to be refunded because of any law, ordinance, rule or regulation of any governmental authority, Subtenant shall enter into such agreements and take such other steps as Sublandlord may reasonably request and as may be legally permissible to permit Sublandlord to collect the maximum Rent which from time to time during the continuance of such legal rent restriction may be legally permissible (but not in excess of the amounts reserved therefor under this Sublease). Upon the termination of such legal rent restriction, whether during the Term or after the expiration date thereof, (i) Rent shall be payable in accordance with the amounts reserved herein for the periods following such termination and (ii) Subtenant shall pay to Sublandlord, to the maximum extent legally permissible, an amount equal to (a) the Rent that would have been paid pursuant to this Sublease but for such legal rent restriction, less (b) the Rent actually paid by Subtenant during the period such legal rent restriction was in effect.

     6.    Use.

     Subtenant shall use and occupy the Premises for executive, administrative, general and clerical offices of a business or businesses which are not prejudicial to the reputation of, nor reflect unfavorably on, Rockefeller Center so as to detract from it as a location for an outstanding type of business occupancy, including activities incidental thereto and for no other purpose. Subtenant agrees not to permit the use of the Premises for any purpose prohibited by the Prime Lease.

     7.    Subordination to and Incorporation of The Prime Lease.

           7.1 This Sublease and all of Subtenant's rights hereunder are and shall remain in all respects subject and subordinate to all of the terms, conditions and provisions of the Prime Lease, a true and complete copy of which (except for the reduction of the rent and certain other financial provisions) is attached hereto as

Exhibit A, together with any amendments or modifications thereto. This Sublease and all of Subtenant's rights hereunder shall also remain subject and subordinate to (a) any and all amendments to the Prime Lease or supplemental agreements relating thereto hereafter made between Prime Landlord and Sublandlord and (b) any and all matters to which the tenancy of Sublandlord, as tenant under the Prime Lease, is or may be subordinate. Subtenant shall (except as otherwise expressly provided in this Sublease) in no case have any rights under this Sublease greater than Sublandlord's right as tenant under the Prime Lease. The foregoing provisions shall be self-operative and no further instrument of subordination shall be necessary to effectuate such provisions.

           7.2 Except as otherwise expressly provided in this Sublease, Subtenant shall keep, observe and perform for the benefit of the Prime Landlord and Sublandlord, each and every term, provision, covenant, condition and agreement on Sublandlord's part pertaining to the Premises which is required to be kept, observed and performed pursuant to the Prime Lease and which arises or accrues during the Term of this Sublease.

           7.3 Except as otherwise expressly provided in this Sublease, the terms, provisions, and conditions contained in the Prime Lease are incorporated in this Sublease by reference, and are made a part hereof as if herein set forth at length, Sublandlord being substituted for the "Landlord" under the Prime Lease, Subtenant being substituted for the "Tenant" under the Prime Lease, and Premises being substituted for "Demised Premises" under the Prime Lease. The parties agree that the following provisions of the Prime Lease are not so incorporated herein by reference: the second paragraph of Article First (Term), the fourth paragraph of Article First (Rent), the first paragraph of Article Seventh (Assignment, Mortgaging, Subletting, etc.), Article Fourteenth (Notices), Article Twenty-Sixth (Work by Tenant), Article Twenty-Seventh, Article Twenty-Eighth (Asbestos Removal), Article Thirtieth (Brokerage Commission), Article Thirty-First (Extra Space), Article Thirty-Second (Security); Paragraph 1 (Demise of Additional Space, Term and Rent), Paragraph 8, Paragraph 10 (Work by Tenant), Paragraph 11 (Brokerage Commission) and Paragraph 12 (Extra Space) of the First Supplemental Indenture; all of the Second Supplemental Indenture; Paragraph 1 (Demise of Additional Space, Terms and Rent), Paragraph 5 (Initial Alteration by Tenant) and Paragraph 6 (Brokerage Indemnification) of the Third Supplemental Indenture; and Paragraph 3 (Rent), and Paragraph 6 (Brokerage) of the First Amendment.

           7.4 The time limits set forth in the Prime Lease for the giving of notices, making demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are changed for the purposes of incorporation into this Sublease, by lengthening or shortening the same in each instance, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be (and each party covenants that it will do so), within three (3) Business Days prior to the expiration of the time limit (taking into account the maximum grace period, if any, relating thereto) contained in the

Prime Lease but in no event less than two (2) Business Days after notice or demand by Sublandlord to Subtenant in cases involving the giving of notice or making demand by Sublandlord to Subtenant hereunder. Each party shall promptly deliver to the other party copies of all notices, requests or demands which relate to the Premises or the use or occupancy thereof after receipt of same from the Prime Landlord. In the case of any time limit described above which is one or two days after the giving of the notice applicable thereto, such notice shall be delivered personally as provided in Article 20 hereof. With respect to any request for overtime services, Subtenant may make such request in Sublandlord's name directly to the Prime Landlord, provided such request is made in accordance with the terms of the Prime Lease and a duplicate copy of such request is simultaneously given to Sublandlord.

           7.5 Sublandlord shall have the same rights and remedies with respect to a breach of this Sublease by Subtenant as the Prime Landlord has with respect to a breach of the Prime Lease, as if the same were more fully set forth at length herein, and Sublandlord shall have, with respect to Subtenant, this Sublease and the Premises, all of the rights, powers, privileges and immunities as are had by the Prime Landlord under the Prime Lease. Sublandlord herein shall not be responsible for any breach of the Prime Lease by the Prime Landlord or any non-performance or non-compliance with any provision thereof by the Prime Landlord, but Sublandlord shall comply with the provisions of Article 11 hereof.

           7.6 So long as this Sublease is in full force and effect, Sublandlord covenants and agrees not to voluntarily cancel or surrender the Prime

Lease, except for a termination permitted under Article Ninth of the Prime Lease (Damage by Fire, etc.) or Article Tenth (Condemnation), or consent to any modification, amendment or supplement to the Prime Lease which will deprive Subtenant of its rights or increase the obligations of Subtenant under this Sublease, without the prior written consent of Subtenant. If the Prime Lease is terminated for any reason whatsoever, whether by operation of law or otherwise, except through the default of Sublandlord, Sublandlord shall not be liable in any manner whatsoever for such termination. Sublandlord shall promptly forward to Subtenant any default or termination notice with respect to the Prime Lease received by Sublandlord and this Sublease shall terminate in the event of any such termination of the Prime Lease.

     8.     Attornment.

     If the Prime Lease and Sublandlord's leasehold interest in the Premises shall be terminated, Subtenant shall, if so requested in writing by Prime Landlord, attorn to Prime Landlord and shall, during the term of this Sublease, perform all of the terms, covenants and conditions of this Sublease on the part of Subtenant to be performed. In the event of any such attornment, Prime Landlord shall not be (a) liable for any act or omission or default of any prior sublessor (including, without limitation, Sublandlord); or (b) subject to any offsets, claims, counterclaims or defenses which Subtenant might have against any prior sublessor (including without limitation, Sublandlord); or (c) bound by any rent or additional rent which Subtenant might have paid for more than the current month to any prior sublessor (including, without limitation, Sublandlord); or (d) bound by any amendment or modification of this Sublease made without Prime Landlord's consent; or (e) be obligated to perform any work or to make improvements to the Premises; or (f) bound by any obligation to make any payment to Subtenant other than payments in connection with any tenant security deposit delivered by Sublandlord to Prime Landlord. The foregoing shall be self-operative without the necessity of the execution of any further instruments but Subtenant agrees, upon the demand of Prime Landlord, to execute, acknowledge and deliver any instrument or instruments confirming such attornment.

     9.     Quiet Enjoyment.

     Sublandlord covenants that as long as Subtenant shall pay the Rent due hereunder and shall duly perform all the terms, covenants and conditions of this Sublease on its part to be performed and observed, Subtenant shall peaceably and quietly have, hold and enjoy the Premises during the term hereof without molestation or hindrance by Sublandlord, subject to the terms, provisions and conditions of the Prime Lease and this Sublease.

     10.    Representations, Warranties and Covenants.

            10.1 Sublandlord represents and warrants to Subtenant as follows as of the date of execution and delivery of this Sublease:

                   (i) the Prime Lease is in full force and effect in accordance with, and subject to, all of the terms, covenants, conditions and agreements contained therein;

                   (ii) the Prime Lease has not been modified, amended or supplemented, except as set forth in Exhibit A attached hereto;

                   (iii) To the knowledge of Sublandlord, neither the Prime Landlord nor the Sublandlord are in default under the Prime Lease and Sublandlord has not received any notice of any default by the Sublandlord under the Prime Lease;

                   (iv) Sublandlord has full right, power and authority to enter into this Sublease;

                   (v) Sublandlord shall perform, in all material respects, the obligations to be performed by it under the Prime Lease except to the extent Subtenant is obligated to perform any such obligations pursuant to the terms of this Sublease.

           10.2 Subtenant hereby warrants and represents to Sublandlord that Subtenant has full right, power and authority to enter into this Sublease.

     11.   Services and Repairs.

     Notwithstanding anything to the contrary herein set forth, Subtenant agrees that Sublandlord shall have no obligation to render or supply any services to Subtenant, including, without limitation (a) the furnishing of electrical energy, heat, ventilation, water, air conditioning, elevator service, cleaning, window washing, or rubbish removal services, (b) making any alterations, repairs or restorations with respect to the Premises, (c) complying with any laws or requirements of any governmental authorities with respect to the Premises, or
(d) taking any action that

Prime Landlord has agreed to provide, make, comply with, or take, or cause to be provided, made, complied with, or taken under the Prime Lease (collectively, "Services and Repairs"); provided, however, that, notwithstanding the foregoing, if Prime Landlord is failing to provide Services or Repairs to the Premises that it is obligated to provide to the Premises under the Prime Lease, and such failure is affecting the conduct of Subtenant's business in the Premises, Sublandlord shall use reasonable efforts and take such action as shall be appropriate and reasonable under the circumstances to compel Prime Landlord to comply with such obligations under the Prime Lease, subject to Article 12 hereof. Sublandlord hereby grants to Subtenant Sublandlord's rights under the Prime Lease to receive from the Prime Landlord Services and Repairs to the extent that Sublandlord is entitled (i) to receive same under the Prime Lease and (ii) to grant same to Subtenant. Sublandlord shall in no event be liable to Subtenant nor shall the obligations of Subtenant hereunder be impaired or the performance thereof excused because of any failure or delay on the Prime Landlord's part in furnishing Services and Repairs, unless such failure or delay results from Sublandlord's default under the Prime Lease or under this Sublease (which default is not resulting from or attributable to any default of Subtenant under this Sublease).

     12.   Enforcement of Prime Lease.

     If the Prime Landlord shall default in any of its obligations to Sublandlord with respect to the Premises, Sublandlord shall not, except as and to the extent set forth herein, be obligated to bring any action or proceeding or to take any steps to enforce Sublandlord's rights against Prime Landlord other than, upon the written request of Subtenant, making a demand upon the Prime Landlord to perform its obligations under the Prime Lease with respect to the Premises. If following the making of such demand and the expiration of any applicable grace period granted to the Prime Landlord under the Prime Lease, the Prime Landlord shall fail to perform its obligations under the Prime Lease, then at the written request of Subtenant, Sublandlord shall take such action as shall be reasonable and appropriate under the circumstances described by Subtenant in such written request. Subtenant agrees to be responsible for the payment of all of the out-of-pocket cost to Sublandlord of any such action, including, without limitation, reasonable attorney's fees and disbursements, and hereby indemnifies Sublandlord for any such cost.

     13.   Assignment, Subletting and Encumbrances.

           13.1 Without the prior written consent of Sublandlord (which consent shall not be unreasonably withheld or delayed) and the prior written consent of Prime Landlord, Subtenant shall not (i) assign this Sublease (by operation of law or otherwise), (ii) sublease all or any part of the Premises, (iii) mortgage, pledge, hypothecate or otherwise encumber its interest in this Sublease or the Premises or any interest therein, or (iv) grant any concession, license or otherwise permit the Premises to be used or occupied by anyone other than Subtenant. Any assignment, sublease, concession, license, occupancy, use, mortgage, pledge, hypothecation or other encumbrance of or under this Sublease without such prior written consent shall be invalid and without force and effect.

           13.2 Any assignment of this Sublease, if consented to by Sublandlord, shall be subject to and conditioned upon compliance with the following terms and conditions:

                 (i) By written instrument of assignment and assumption, the assignee shall assume and agree to perform and to comply with all of the terms, conditions and agreements of this Sublease on the part of Subtenant to be kept, performed and observed and to become jointly and severally liable with the assignor for such performance and compliance;

                 (ii) A duplicate original of such instrument, in form satisfactory to Sublandlord, duly acknowledged and executed by the assignor and the assignee, shall be delivered to Sublandlord within five (5) days following the date of execution thereof; and

                 (iii) The assignor shall assign all of its right, title, interest and claim to any security deposited hereunder to the assignee.

           13.3 Any subletting of the Premises or any part thereof, if consented to by Sublandlord, shall be subject to and conditioned upon compliance with the following terms and conditions:

                 (i) The sublease shall provide that it is subject and subordinate to all of the provisions of this Sublease and all of the rights of Sublandlord hereunder;

                 (ii) The sublease shall expressly provide that the sublessee shall use and occupy the Premises only for the permitted purposes set forth herein and for no other purpose whatsoever; and

                 (iii) A duplicate original of the sublease, duly executed by sublessor and sublessee, shall be delivered to Sublandlord within five (5) days following the date of its execution.

           13.4 If this Sublease is assigned, or if the Premises or any part thereof is sublet or occupied by one other than Subtenant, whether or not Subtenant shall have been granted any required consent, Sublandlord may, after default by Subtenant, collect rent and other charges from such assignee, Subtenant or other occupant, and apply the net amount collected to Rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed to be a waiver of the requirements of this Article 13 or an acceptance of the assignee, subtenant or other occupant as subtenant under this Sublease. The consent by Sublandlord to an assignment or subletting shall not in any way be construed to relieve Subtenant from obtaining consent to any further assignment or subletting. No assignment or subletting shall, in any way, release, relieve or modify the liability of Subtenant under this Sublease and Subtenant shall be and remain liable under all of the terms, conditions, and covenants hereof.

           13.5 If Subtenant shall at any time request the consent of Sublandlord to any proposed assignment of this Sublease or subletting of all or any portion of the Premises, Subtenant shall pay on demand the reasonable costs and expenses incurred by Sublandlord and Prime Landlord, including, without limitation, architect's, engineer's and reasonable attorneys' fees and disbursements, in connection with any proposed or actual assignment of this Sublease or subletting of the Premises or any part thereof.

     14.   Indemnification.

           14.1 Sublandlord, Prime Landlord, their respective partners, officers, directors, shareholders, employees, agents, contractors, licensees and invitees, shall not be liable to Subtenant, its employees, agents, contractors, licensees or invitees. Subtenant agrees, irrespective of whether Subtenant shall be negligent, to indemnify, defend and save harmless, Sublandlord, Prime Landlord and their respective partners, officers, directors, shareholders, contractors, agents and employees (collectively, "Indemnified Parties") from and against any and all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses (including, but not limited to, counsel fees and disbursements incurred in any action or proceeding), to which any such Indemnified Party may be subject or suffer by reason of any liability or claim for any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use and occupancy of the Premises or from any work, installation or thing whatsoever done or omitted (other than by Sublandlord or its contractors or the agents or employees of either) in the Premises during the term of this Sublease and during the period of time, if any, prior to the Commencement Date that Subtenant may have been given access to the

Premises, or arising from any condition of the Premises due to or resulting any default by Subtenant in the performance of Subtenant's obligations under this Sublease or from any act, omission or negligence of Subtenant or any of Subtenant's agents, contractors, servants, employees, subtenants, licensees, guests or invitees; provided, however, that the foregoing indemnification shall not apply to the extent any liability or claim results from the gross negligence or willful misconduct of the Sublandlord or the Prime Landlord.

           14.2 The provisions of this Article 14 shall survive the expiration or earlier termination of this Sublease.

     15.   Alterations.

     Subtenant shall make no alterations, installations, additions or improvements (collectively, "Alterations') in or about the Premises without the prior written consent of Prime Landlord and Sublandlord in each instance. Any Alterations consented to by Prime Landlord and Sublandlord shall be performed by Subtenant at its sole cost and expense and in compliance with all of the provisions of the Prime Lease and also in compliance with other reasonable requirements of Sublandlord and the requirements of Prime Landlord. Subtenant shall be permitted to make non-structural Alterations to the Premises, subject to the prior written consent of Prime Landlord and Sublandlord's prior written consent, which consent as to Sublandlord shall not be unreasonably withheld or delayed.

     16.   Insurance.

           16.1 Subtenant, at Subtenant's sole expense, shall maintain for the benefit of Sublandlord and Prime Landlord such policies of insurance (and in such form) as are required by the Prime Lease with respect to the Premises, which policies shall be reasonably satisfactory to Sublandlord as to coverage and insurer (which shall be licensed to do business in the State of New York), provided that such insurance shall at a minimum include comprehensive general liability insurance with a limit not less than Five Million ($5,000,000) dollars protecting Sublandlord, Prime Landlord and Subtenant against all claims and liabilities for injury or damage to persons or property occurring upon, in or about the Premises, and the public portions of the Building, caused by or resulting from or in connection with any act or omission of Subtenant, Subtenant's employees, agents or invitees.

           16.2 Nothing contained in this Sublease shall relieve Subtenant from any liability as a result of damage from fire or other casualty, but Sublandlord and Subtenant shall each look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty. To the extent that such insurance is in force and collectible and to the extent permitted by law, Sublandlord and Subtenant each hereby releases and waives all right to recovery against the other or anyone claiming through or under the other by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if the insurance policies of Sublandlord and Subtenant provide that such release or waiver does not invalidate the insurance; each party agrees to use its best efforts to include such a provision in its applicable insurance policies. If the inclusion of said provision would involve an additional expense, either party, at its sole expense, may require such provision to be inserted in the other's policy.

     17.   Destruction by Fire or Other Casualty; Condemnation.

           17.1 If the Premises or the Building are partially or totally damaged or destroyed by fire or other casualty, Subtenant shall have no right to terminate this Sublease and this Sublease shall not be terminated by reason of such casualty unless the Prime Lease is terminated by Sublandlord or the Prime Landlord pursuant to the provisions of the Prime Lease. Sublandlord shall give Subtenant prompt notice of any such termination. Any termination provided for in this paragraph shall be effective on a date specified in such notice, which date shall be not less than three (3) or more than thirty (30) days after such notice is given unless otherwise provided in the Prime Lease.

           17.2 If the Premises are partially or totally damaged by fire or other casualty, Subtenant shall receive an abatement of Rent for such casualty only to the extent that Sublandlord receives a corresponding abatement pursuant to the terms of the Prime Lease.

           17.3 If the Prime Lease is terminated as the result of a taking of all or any portion of the Building by condemnation (or deed in lieu thereof), this Sublease shall likewise terminate. In such event, Subtenant shall have no claim to any share of the award, except, with the consent of Prime Landlord, to file a claim for the value of its fixtures or for moving expenses. If the Prime Landlord shall consent to the filing of such claim, Sublandlord agrees to and does hereby assign to Subtenant the right to claim for all additions, improvements, fixtures, etc. (trade fixtures) installed or paid for by Sublandlord and Subtenant agrees to make claim for all said trade fixtures, in its name, in addition to or as part of a claim for trade fixtures installed or paid for by Subtenant, and Sublandlord and Subtenant agree to share in the award or settlement in accordance with the amounts awarded or paid for items installed by each, including interest; or, in the event the award or settlement is in a single amount, then each shall share in the award or settlement in the proportion that the total of each of the parties' installations bears to the whole as determined by claimants' trade fixture appraiser in the appraisal submitted in the condemnation proceeding. Sublandlord and Subtenant shall pay the expenses of the litigation or settlement in proportion to their shares of the award or payment. In the event Subtenant does not or is unable to claim for trade fixtures, Sublandlord may make a claim in the name of Subtenant, as agent for Subtenant, and Subtenant does hereby assign the award or payment to Sublandlord for the purpose of collecting the award or payment to be distributed in the same manner as described above. The foregoing shall be self-operative without the necessity of the execution of any further instruments.

           17.4 Subtenant waives the provisions of Section 227 of the New York Real Property Law, which is superseded by the provisions of this Article 17.

     18.   Security.

     Subtenant will deposit with Sublandlord the sum of $59,793.75 (the "Security"), such sum being equal to three (3) months Fixed Rent, when Sublandlord delivers Prime Landlord's consent as security for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Sublease. Upon the written request of Subtenant, three (3) years after the Commencement Date, the Security shall be reduced to $39,862.50, such sum being equal to two (2) months Fixed Rent. It is agreed that in the event Subtenant defaults in respect of any of the terms, provisions and conditions of this Sublease, including, but not limited to, the payment of Rent, Sublandlord may, after notice to Subtenant and the expiration of any applicable grace period provided herein with respect to such default, use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublandlord. In any such event, Subtenant shall promptly on demand deposit with Sublandlord so much of the security as shall have been so expended so that Sublandlord shall at all times have the full security deposit required hereunder. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security shall be returned to Subtenant after the date fixed as the end of the Sublease and after delivery of possession of the Premises to Sublandlord. Sublandlord shall deposit the aforesaid security in a separate interest-bearing account in a bank located within the State of New York, shall notify Subtenant of the location of such bank, and, provided that Subtenant is not in default hereunder, shall pay the interest earned on such account to Subtenant at least annually, less one (1 %) per cent of the amount of such deposit as an administrative fee.

     19.   Broker.

     Each party warrants and represents to the other party hereto that it has not dealt with any brokers in connection with this Sublease, except that Sublandlord has dealt with Newmark & Company Real Estate ("Newmark") and Subtenant has dealt with The Lansco Corporation (together, Newmark and The Lansco Corporation, the "Broker"). Sublandlord shall be responsible for the commission due to the Broker in connection with this Sublease, pursuant to a separate agreement. Each party hereby indemnifies and holds the other party hereto harmless from any and all loss, damage, claim, liability, cost or expense (including, but not limited to, reasonable attorneys' fees, expenses and court costs) arising out of or in connection with any breach of the foregoing warranty and representation. The provisions of this Article shall survive the expiration or earlier termination of this Sublease.

     20.   Notices.

     All notices, consents, approvals or other communications (collectively a "Notice") required to be given under this Sublease or pursuant to law shall be in writing and, unless otherwise required by law, shall be either personally delivered

(against a receipt), or sent by reputable overnight courier service, or given by registered or certified mail, return receipt requested, postage prepaid, addressed to the party which is to receive such Notice (attention: Edgar Dobie, in the case of Notices to Sublandlord, and attention: President, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, NY 10019, Attention:
Robert L. Lawrence, Esq., in the case of Notices to Subtenant) at its address set forth on the first page hereof (provided, however, that after the Commencement Date, Notices addressed to Subtenant shall be sent to the Premises), or such other address as either may designate by Notice to the other. Any Notice given pursuant hereto shall be deemed to have been received on delivery, if personally delivered or delivered by reputable overnight courier service, or three (3) Business Days after the mailing thereof if mailed in accordance with the terms hereof, such mailing to be effected by depositing the Notice in any post office, branch post office or official depository regularly maintained by the United States Postal Service. A copy of all notices delivered hereunder shall also be delivered to the Prime Landlord at the following address: c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111, Attention: General Counsel.

     21.   No Waivers.

     Failure by either party in any instance to insist upon the strict performance of any one or more of the obligations of the other party under this Sublease, or to exercise any election herein contained, shall in no manner be or be deemed to be a waiver by such party of any defaults or breaches hereunder or of any of its rights and remedies by reason of such defaults or breaches, or a waiver or relinquishment for the future of the requirement of strict performance of any and all of the defaulting party's obligations hereunder. Further, no payment by Subtenant or receipt by Sublandlord of a lesser amount than the correct amount of Rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Sublandlord may accept any checks or payments as made without prejudice to Sublandlord's right to recover the balance or pursue any other remedy in this Sublease or otherwise provided at law or in equity.

     22.   Consent.

           22.1 Whenever in this Sublease it is provided that either party will not unreasonably withhold its consent to any matter, such party shall also be deemed to have agreed not to unreasonably delay such consent. Sublandlord shall not be deemed to have unreasonably withheld or delayed its consent to any matter if Prime Landlord's consent to the matter requested is required by the Prime Lease and if Prime Landlord shall have withheld or delayed its consent to such matter.

           22.2 If either party shall request the other's consent and such consent is withheld or delayed, such party shall not be entitled to any damages by reason thereof (unless it is determined by a court of law that such consent was delayed or withheld in bad faith), it being intended that the sole remedy therefor shall be an action for specific performance or injunction and that such remedy shall only be available where a party has agreed herein not to unreasonably withhold or delay such consent or where, as a matter of law, such consent may not be unreasonably withheld or delayed.

     23.   Miscellaneous.

           23.1 This Sublease shall be governed by and construed in accordance with the law of the State of New York without regard to the conflicts of law principles thereof.

           23.2 The section headings in this Sublease are inserted only as a matter of convenience for reference and are not to be given any effect in construing this Sublease.

           23.3 If any of the provisions of this Sublease or the application thereof to any person or circumstance shall, to any extent, held to be invalid or unenforceable, the remainder of this Sublease shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

           23.4 All of the terms and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

           23.5 All prior negotiations and agreements relating to this Sublease and the Premises are merged into this Sublease. This Sublease may not be amended, modified or terminated, in whole or in part, nor may any of the provisions be waived, except by a written instrument executed by the party against whom enforcement of such amendment, modification, termination or waiver is sought and unless the same is permitted under the terms and provisions of the Prime Lease.

           23.6 This Sublease shall have no binding force and effect and shall not confer any rights or impose any obligations upon either party unless and until both parties have executed it and Sublandlord shall have obtained Prime Landlord's written consent to this Sublease and delivered to Subtenant an executed copy of such consent. Under no circumstances shall the submission of this Sublease in draft form by or to either party be deemed to constitute an offer for the subleasing of the Premises.

           23.7 This Sublease and all the obligations of Subtenant to pay Rent and perform all of its other covenants and agreements hereunder shall in no way be affected, impaired, delayed or excused because Sublandlord is unable to fulfill its obligations hereunder, either explicit or implicit, if Sublandlord is prevented or delayed from so doing by reason of strikes or labor trouble or by accident, adjustment of insurance or by any cause whatsoever reasonably beyond Sublandlord's control.

           23.8 Each and every right and remedy of Sublandlord under this Sublease shall be cumulative and in addition to every other right and remedy herein contained or now or hereafter existing at law or in equity, by statute or otherwise.

           23.9 At any time and from time to time each party hereto shall, within ten (10) days after a written request by the other party, execute, . acknowledge and deliver to the first party a written statement certifying (i) that this

Sublease has not been modified and is in full force and effect or, if modified, that this Sublease is in full force and effect as modified, and specifying such modifications, (ii) the dates to which the Fixed Rent and Additional Rent and other charges have been paid, (iii) that to the best of such party's knowledge, no default exists under this Sublease or, if any do exist, the nature of such default and (iv) as to such other matters as the first party may reasonably request.

           23.10 Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Prime Lease.

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.

                                   THE REALLY USEFUL COMPANY, INC.

                                   By:     /s/ EDGAR DOBIE
                                      ----------------------------
                                   Name: EDGAR DOBIE
                                   Title: President



                                   ABACUS DIRECT CORPORATION,


                                   By:     /s/ MARTIN A. WHITE
                                      ----------------------------
                                   Name: Martin A. White
                                   Title: Chairman & CEO

                                    EXHIBIT A


                                The Prime Lease


                               [attached hereto]

Lease No.



                         ROCKEFELLER CENTER PROPERTIES,
                                                          Landlord,
                                       TO

                        THE REALLY USEFUL COMPANY, INC.,

                                                            Tenant




                                     LEASE


                               Dated July 15, 1992





                              One Rockefeller Plaza

                                                            Building



                          ROCKEFELLER CENTER PROPERTIES
                           1230 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10020

     LEASE, dated July 15, 1992 between ROCKEFELLER CENTER PROPERTIES, a partnership, having an office at No. 1230 Avenue of the Americas, New York, N.Y. 10020 (herein called "the Landlord"), and THE REALLY USEFUL COMPANY, INC. , a Delaware corporation, having an office at NO. 1633 Broadway, Suite 3801 New York, N.Y. 10019

                                                   (herein called "the Tenant"),

                                  WITNESSETH:

     FIRST. DEMISE OF PREMISES, TERM AND RENT. The Landlord does hereby lease and demise to the Tenant, and the Tenant does hereby hire and take from the Landlord, subject and subordinate to the underlying leases and the underlying mortgages (as defined in Article Thirteenth hereof), and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease, for the term hereinafter stated, the space(s) substantially as shown hatched on the diagrams(s) attached hereto as Exhibit A and designated as "D" on the 15th Floor of the building known as One Rockefeller Plaza (herein called "the Building"), situated upon a plot of land (herein called "the Land"), and comprising a part of Rockefeller Center (herein called "the Center"), in the Borough of Manhattan, New York, N.Y., together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of this Lease are thereto attached (except items not deemed to be included therein and removable by the Tenant as provided in Article Fourth hereof); which space(s), fixtures, equipment, improvements, installations and appurtenances are herein sometimes called "the premises".

     The term of this Lease shall commence on October 1, 1992 (subject to Article Second hereof) or on such earlier date as the Tenant shall occupy the space(s) above designated with the consent of the Landlord (such date for the commencement of the term hereof being herein called "the term commencement date") and shall end on September 30, 2002 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law.

     The premises shall be used for the following, but no other, purpose, namely: executive, administrative, general and clerical offices of a business or businesses which are not prejudicial to the reputation of, nor reflect unfavorably on, the Center so as to detract from it as a location for an outstanding type of business occupancy, including activities incidental thereto.

     The rent reserved under this Lease for the term hereof shall be and consist of (a) fixed rent, at the following rate(s), namely: $111,740.00 per annum for the period commencing on the term commencement date and ending on the day preceding the fifth anniversary of the term commencement date; and $117,780.00 per annum thereafter, payable in equal monthly installments in advance on the first day of each and every calendar month of the term hereof for which fixed rent is reserved as aforesaid (except that, if the term commencement date shall be other than the first day of a calendar month, the first monthly installment of fixed rent, apportioned for the part month in question, shall be payable on the term commencement date and except that the Tenant shall pay, upon the execution of this Lease by the Tenant, $9,311.67 to be applied against the first installment or installments of fixed rent coming due hereunder), plus (b) the additional rent and the percentage rent (if any) hereunder payable as hereinafter provided; all to be paid to the Landlord, at its office, or at such other place or places as the Landlord shall designate to the Tenant, in lawful money of the United States of America; provided, however that, notwithstanding, the foregoing, the fixed rent payable hereunder shall be abated at the rate of $111,740.00 per annum through the 150th day after the term commencement date.

     The Tenant shall pay the fixed rent, additional rent and percentage rent (if any) as and when the same shall become due and payable as herein provided, without demand therefor, and without any setoff or deduction whatsoever, and shall keep, observe and perform, and shall permit no violation of, each and every of the covenants, agreements, terms, provisions and conditions herein contained on the part of the Tenant to be kept, observed and performed.

     In determining the rentable area of any building in the Center or any portion thereof pursuant to any provision of this Lease, the rentable area of such building or such portion, as the case may be, shall be the rentable area thereof in square feet determined in accordance with the Standard Method of Floor Measurement for Office Buildings approved by The Real Estate Board of New York, Inc., which became effective on April 16, 1968.

     SECOND. COMPLETION AND OCCUPANCY. The Tenant has examined and shall accept the premises in their existing condition and state of repair and understands that no work is to be performed by the Landlord in connection therewith except such work, if any, as the Landlord may be required to do by the terms hereof in the layout or finish of the premises. If the Landlord shall be required by the terms hereof to do any work in the layout or finish of the premises, the Landlord, either through its own employees or through a contractor or contractors to be engaged by it for such purpose, will proceed with due dispatch, subject to delay by causes beyond its reasonable control and to the vacating and surrendering of the premises by any present occupant thereof, to do all of such work during regular working hours and will exercise all reasonable efforts to complete all of such work not later than the specific date hereinabove designated for the commencement of the term hereof. If the Landlord is required by the terms hereof to do any such work without expense to the Tenant and the cost of such work is increased due to any delay resulting from any act or omission of the Tenant, its agents or employees, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

     Unless otherwise specifically provided herein, if the premises shall not be available for occupancy by the Tenant on the specific date hereinabove designated for the commencement of the term hereof for any reason, including noncompletion by the Landlord of such work as it shall be required by the terms hereof to do in connection with the layout or finish of the premises, then this Lease shall not be affected thereby but, in such case, said specific date shall be deemed to be postponed until the date when the premises shall be available for occupancy by the Tenant, provided, however, that there shall be no such postponement of said specific date for any period of delay in the availability of the premises for occupancy by the Tenant which shall be due to
(a) any act or omission of the Tenant, its agents or employees, including, without limitation, delays due to changes in or additions to any work to be done by the Landlord as aforesaid or delays in submission of information, approving working drawings or estimates or giving authorizations or approvals, (b) any additional time for completion of such work which may be required because of the inclusion in such work of any work which may hereinafter be defined as "Special Work", or (c) the noncompletion by the Landlord of any work, whether in connection with the layout or finish of the premises or otherwise, which the Landlord is not required to do by the terms hereof until after the term commencement date, it being understood that the Tenant shall have no claim against the Landlord, and the Landlord shall have no liability to the Tenant, by reason of any such postponement of said specific date. No part of the premises shall be deemed unavailable for occupancy by the Tenant, nor shall any work which the Landlord is obligated to perform in such part of the premises be deemed incomplete for the purpose of any adjustment of fixed rent payable hereunder, solely due to the noncompletion of details of construction, decoration or mechanical adjustments which are minor in character and the noncompletion of which does not materially interfere with the Tenant's use of such part of the premises. Pursuant to Section 223-a of the Real Property Law of the State of New York and notwithstanding any other law of like import now or hereafter in force, the parties hereto expressly provide that, if the premises are not available for occupancy by the Tenant on the term commencement date due to any cause of the nature referred to in the preceding clause (a), (b) or (c) of this paragraph, the Tenant, except with the consent of the Landlord, shall not be entitled to possession of the premises until the same are available for occupancy by the Tenant and there shall be no abatement of fixed rent by reason thereof and the Tenant shall not have any claim against the Landlord nor any right to rescind this Lease, and the Landlord shall have no liability to the Tenant, by reason thereof.

     The Tenant by entering into occupancy of any part of the premises shall be conclusively deemed to have agreed that the Landlord, up to the time of such occupancy, had performed all of its obligations hereunder with respect to such part and that such part, except for latent defects and except for minor details of construction, decoration and mechanical adjustment referred to above, was in satisfactory condition as of the date of such occupancy, unless within 10 days after such date the Tenant shall give notice to the Landlord specifying the respects in which the same was not in such condition.

     THIRD. USE OF PREMISES. The Tenant shall not, except with the prior consent of the Landlord, use, or suffer or permit the use of, the premises or any part thereof for any purpose other than the use hereinabove specifically mentioned, provided, however, anything in this Lease to the contrary notwithstanding, that the portions, if any, of the premises which are identified as toilets or utility areas shall be used by the Tenant only for the purposes for which they are designed and the portions, if any, of the premises which are identified as storage areas shall be used only for storage purposes.

     The Tenant shall not use, or suffer or permit the use of, the premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, but not limited to, the installation or operation of any electrical, electronic or other equipment) (i) which would violate any covenant, agreement, term, provision or condition of this Lease or is unlawful or in contravention of the Certificate of Occupancy for the Building, or (ii) which in the reasonable judgment of the Landlord may in any way impair or interfere with any of the Building services or the proper and economic heating, air conditioning, cleaning or other servicing of the Building or the premises or impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants of the Building or the Center or impair the appearance of the Building; nor shall the Tenant use, or suffer or permit the use of, the premises or any part thereof in any manner, or do, or suffer or permit the doing of, anything therein or in connection with the Tenant's business or advertising which, in the reasonable judgment of the Landlord, may be prejudicial to the business of the Landlord or the reputation of the Landlord, the Building or the Center or reflect unfavorably on the Landlord, the Building or the Center or confuse or mislead the public as to any connection or relationship between the Landlord and the Tenant.

     Unless otherwise specifically provided in this Lease, the Tenant, except in each case with the prior consent of the Landlord, will not use, or suffer or permit the use of, the premises or any part thereof for any of the

Rider "A" attached to and forming a part of Lease dated July 15, 1992 between ROCKEFELLER CENTER PROPERTIES, as the Landlord and THE REALLY USEFUL COMPANY, INC., as the Tenant.

following purposes, whether or not incidental to the Tenant's business, namely:
(a) manufacturing of any kind, (b) broadcasting or the business of broadcasting by wire or wireless of any programs or pictures of any sort, or for the sale of apparatus or devices connected with the business of such broadcasting, (c) the business of a commercial bank, a savings bank, a savings and loan association, a building and loan association, a trust company or any other business which, under the banking laws of the United States of America or the State of New York, may be carried on only by persons, firms or corporations authorized so to do under the provisions of such laws, (d) the business of a dealer or broker in, or underwriter of, stocks, bonds or other securities of any kind whatsoever, (e) the retail sale of any item whatsoever, (f) an auction of any kind, or (g) the preparation, dispensation or consumption of food or beverages, except, that parts of the premises may be used as a pantry and lunchroom for employees of the Tenant and for the installation and operation of food and beverage vending machines upon the condition in each case that (1) no cooking or other preparation of food (other than the preparation of beverages) shall be done in the premises, (2) no food or beverages will be kept or served in the premises in a manner or under any conditions which shall be the occasion for fumes or odors being emitted from, or detectable outside of, the premises, (3) such parts of the premises shall be at all times maintained by the Tenant in a clean and sanitary condition and free of refuse (including use of extermination services whenever required), and (4) the Tenant will keep the plumbing and sanitary systems and installations serving such parts of the premises to the points they connect with the main vertical risers and stacks of the Building in a good state of repair and operating condition.

     If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried on in the premises and, if the failure to secure such license or permit would, in any way, affect the Landlord, the Tenant shall procure and thereafter maintain such license or permit, submit the same to inspection by the Landlord, and comply with the terms and conditions thereof.

     Neither the Tenant nor any occupant of the premises shall use the words "Rockefeller", "Center" or "Radio City", or any combination or simulation thereof, for any purpose whatsoever, including (but not limited to) as or for any corporate, firm or trade name, trademark or designation or description of merchandise or services, except that the foregoing shall not prevent the use, in a conventional manner and without emphasis or display, of the words "Rockefeller Center" and/or, where applicable, "Rockefeller Plaza" as part of the Tenant's business address. Neither the Tenant nor any occupant of the premises shall use the name of the Building or the name of the entity for which the Building is named or any part or abbreviation (including initials) of either such name except that the foregoing shall not prevent the use of the name of the Building or any part thereof, in a conventional manner and without emphasis or display, as a part of the Tenant's or such occupant's business address or by reference in the ordinary course of its business.

     FOURTH. FIXTURES, ETC., NOT TO BE REMOVED. All fixtures, equipment, improvements and installations attached to, or built into, the premises at the commencement of or during the term hereof, whether or not installed at the expense of the Tenant or by the Tenant, shall be and remain part of the premises and be deemed the property of the Landlord and shall not be removed by the Tenant except as otherwise expressly provided in this Lease. All electric, plumbing, heating, sprinkling, dumbwaiter, elevator, fixtures and outlets, venetian blinds, partitions, railings, gates, doors, vaults, stairs, paneling (including display cases and cupboards recessed in paneling), molding, shelving, radiator enclosures, flooring, and ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in such fixtures, equipment, improvements and installations, whether or not attached to or built into the premises. Anything hereinbefore in this Article contained to the contrary notwithstanding, any fixture, equipment, improvement or installation furnished and installed in any part of the premises (whether or not attached thereto or built therein) at the sole expense of the Tenant (and with respect to which no credit or allowance shall have been granted to the Tenant by the Landlord and which was not furnished and installed in replacement of an item which the Tenant would not be entitled to remove in accordance with this Article) may be removed from the Building by the Tenant prior to the expiration of the term hereof with respect to such part and, if and to the extent requested by the Landlord (either prior to or not more than 30 days after such expiration), shall be removed from the Building by the Tenant not later than such expiration unless such request is made after such expiration (or is made prior to such expiration and the Tenant acting with reasonable promptness is not able to so remove the same prior to such expiration), in which event the same shall be so removed by the Tenant with reasonable promptness after the receipt of such request. The cost of repairing any damage to the premises or the Building arising from such removal shall be paid by the Tenant upon demand. If any fixture, equipment, improvement or installation which as aforesaid may or is required to be removed by the Tenant is not so removed within the time above specified therefor, then the Landlord may at its election deem that the same has been abandoned by the Tenant to the Landlord, but no such election shall relieve the Tenant of its obligation to pay the cost and expense of removing the same or the cost of repairing damage arising from such removal.

     All the perimeter walls of the premises, any balconies, terraces or roofs adjacent to the premises (including any flagpoles or other installations on said walls, balconies, terraces or roofs), and any space in and/or adjacent to the premises used for shafts, stairways, stacks, pipes, conduits, ducts, mail chutes, conveyors, electric or other utilities, sinks, fan rooms or other Building and Center facilities, and the use thereof, as well as access thereto through the premises (at and for such times as shall not unreasonably interfere with the Tenant's business) for the purposes of such use and the operation, improvement, replacement, addition, repair, maintenance or decoration thereof, are expressly reserved to the Landlord.

     FIFTH. ELECTRIC CURRENT AND WATER. The Landlord shall furnish, through the existing transmission facilities installed by it in the Building, alternating electric current to the premises in such reasonable quantity as may be required for the Tenant's ordinary use of the premises for the purposes herein specified. Such alternating electric current shall be measured by a meter or meters provided and installed by the Landlord at such location or locations as the Landlord shall select and the Tenant shall pay to the Landlord, as billed by the Landlord, at the end of each billing period of the public utility company then supplying such alternating electric current to the Center an amount which shall be the sum of (i) 109% of the product obtained by multiplying the actual number of kilowatt hours of electric current consumed by the Tenant in such billing period by a fraction having as its numerator the amount charged the Center by said public utility for the total number of kilowatt hours consumed by the Center in such billing period and as its denominator said total number of kilowatt hours so consumed by the Center in such billing period, plus (ii) any taxes applicable to the amount determined pursuant to the foregoing clause (i).

     The Landlord may, at its option, upon not less than 30 days' prior notice to the Tenant, discontinue the furnishing of electric current to the premises or any part thereof and, in such event, the Tenant shall contract for the supplying of such electric current thereto with the public service company supplying electric current to the neighborhood and the Landlord shall permit its risers, conduits and feeders serving the premises, to the extent available, suitable and safely capable, to be used for the purpose of supplying such electric current.

     If the Tenant shall require electric current for use in the premises in excess of such reasonable quantity to be furnished as provided in this Lease and if, in the Landlord's judgment, such excess requirements cannot be furnished unless additional risers, conduits, feeders, switchboards and/or appurtenances are installed in the Building, the Landlord, upon request of the Tenant, will proceed with reasonable diligence to install such additional risers, conduits, feeders, switchboards and/or appurtenances provided the same and the use thereof shall be permitted by applicable laws and insurance regulations and shall not cause permanent damage or injury to the Building or the premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, and the Tenant shall pay all costs and expenses incurred by the Landlord in connection with such installation and shall maintain on deposit with the Landlord such security for the payment by the Tenant of all such costs and expenses as the Landlord shall from time to time request. The Tenant shall purchase and install all lamps, starters and ballasts (including replacements thereof) used in the lighting fixtures in the premises.

     Water will be furnished by the Landlord for normal use in lavatory/pantry and toilet facilities, if any, in the premises. Where any water is otherwise furnished or any steam is furnished by the Landlord, the Tenant shall pay (i) the cost of supplying, installing and maintaining a meter to measure the water or steam so furnished, (ii) the reasonable charges of the Landlord for the water or steam so furnished and, in the case of water, for any required pumping and heating thereof, and (iii) any taxes, sewer rent or other charges which may be imposed by any government or agency thereof based upon the quantity of water or steam so furnished or the charge therefor.

     The Landlord shall in no way be liable for any failure, inadequacy or defect in the character or supply of electric current, water or steam furnished to the premises except for actual damage suffered by the Tenant by reason of any such failure, inadequacy or defect caused by the negligence of the Landlord.

     SIXTH. VARIOUS COVENANTS. The Tenant shall:

          (a) take good care of the premises, keep clean the portions of the premises which the Landlord is not required by this Lease to clean, and pay the cost of making good any injury, damage or breakage (including, without limitation, the cost of removing stains from floors and walls) done by the Tenant or by the employees, licensees or invitees of the Tenant, other than any damage with respect to which the Tenant is released from liability pursuant to the third paragraph of Article Ninth hereof;

          (b) observe and comply with the rules and regulations annexed hereto and such other and further reasonable rules and regulations as the Landlord hereafter at any time may make and communicate to the Tenant, and which, in the judgment of the Landlord, shall be necessary or desirable for the reputation, safety, care or appearance of the Center, or the preservation of good order therein, or the operation or maintenance of the Center, or the equipment thereof, or the comfort of tenants or others in the Center', provided, however, that in the case of any conflict between the provisions of this Lease and any such rule or regulation, the provisions of this Lease shall control;

     (c) permit (but, except in the case of an emergency, only upon request, which may be oral, made to the Tenant or an employee of the Tenant at the premises) the Landlord, any landlord under any of the underlying leases, any mortgagee under any of the underlying mortgages and any other party designated by the Landlord, and their respective representatives, to enter the premises at such hours as shall not unreasonably interfere with the Tenant's business, for the purposes of inspection and permit them or any of their agents or contractors so to enter for the purpose of complying with any law, order or requirement of any governmental authority or insurance body, or exercising any right reserved to the Landlord under Article Eighth hereof or elsewhere by this Lease (it being understood that the parties specified in this subparagraph (c) are third-party beneficiaries of the covenants specified in this subparagraph in the event of the Landlord's breach of any obligation it may have to any such party to exercise a right of access on such party's behalf);

     (d) make no claim against the Landlord or any landlord under any of the underlying leases for any injury or damage to the Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of the Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless caused by the negligence of the Landlord, its agents, servants or employees, in the operation or maintenance of the premises or the Building, it being understood that no property other than such as might normally be brought upon or kept in the premises as an incident to the reasonable use of the premises for the purposes herein specified will be brought upon or kept in the premises;

     (e) make no alteration, change, addition, improvement, repair or replacement in, to, or about, the premises, and do no work in such connection, without in each case the prior consent of the Landlord, and then only by workmen and contractors, in accordance with plans and specifications, in a manner, upon terms and conditions and at times, approved by the Landlord, and make no contract for nor employ any labor in connection with the maintenance, cleaning or other servicing of the premises without like consent, which consents and approvals shall not be unreasonably withheld; pay as and when the same become due and payable all charges incurred by it in connection with any thereof (it being understood that any such consent or approval may be conditioned upon the Landlord being furnished with such security as it shall reasonably determine to be adequate to insure such payment) and pay to the Landlord its reasonable charges for making such reviews and inspections as it may deem necessary or desirable in connection with the consideration of the granting of, and compliance with, any such consent or approval; if any notice or claim of any lien be given or filed by or against the Building or the Land for any work, labor or services performed in, or for any materials, products or equipment used, furnished or manufactured for use therein or thereon or in connection with the performance of any thereof, promptly discharge or remove the same by payment, bonding or otherwise; and, notwithstanding any such consent or approval, not permit the use of any contractors, workmen, labor, material or equipment in the performance of any thereof if the use thereof, in the Landlord's judgment, will disturb harmony with any trade engaged in performing any other work, labor or service in or about the Building or the Center or contribute to any labor dispute;

     (f) not violate, or permit the violation of, any condition imposed by the standard fire insurance policy issued for office buildings in the Borough of Manhattan, New York, N. Y., and not do, suffer or permit anything to be done, or keep, suffer or permit anything to be kept, in the premises, which would increase the fire or other casualty insurance rate on the Building or property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts and against risks as reasonably determined by the Landlord;

     (g) permit (but only upon request, which may be oral, made to the Tenant or an employee of the Tenant at the premises) the Landlord to show the premises at reasonable times during Business Hours (as hereinafter defined) to any lessee, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage, of the Building and/or the Land or of the Landlord's interest therein, and their representatives, and during the period of 12 months next preceding the date of expiration of the term hereof with respect to any part of the premises similarly show such part to any person contemplating the leasing of all or a portion of the same;

     (h) at the expiration or any earlier termination of the full term hereof with respect to any part of the premises, terminate its occupancy of, and quit and surrender to the Landlord, such part of the premises broom- clean and in as good condition as it was at the commencement of such term, except for (1) ordinary wear and tear, and (2) loss or damage by fire or other casualty which shall not have been occasioned by the fault of the Tenant or with respect to which the Tenant is released from liability pursuant to the third paragraph of Article Ninth hereof;

     (i) at any time and from time to time upon not less than 10 days' prior notice by the Landlord execute, acknowledge and deliver to the Landlord a statement of the Tenant (or if the Tenant is a corporation, an appropriate officer of the Tenant) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the fixed rent, percentage rent (if any) and additional rent have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate the Landlord is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement may be relied upon by any landlord under any underlying lease or any lessee or mortgagee, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage, of the Building and/or the Land or of the Landlord's interest therein; and

          (j) indemnify, and save harmless, the Landlord, its officers, directors, agents and employees, and any landlord under any of the underlying leases (herein collectively called "the Indemnities") from and against all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including counsel fees and disbursements incurred in the defense thereof) to which any Indemnitee may (except insofar as it arises solely out of the negligence of any such Indemnitee in the operation and maintenance of the Building) be subject or suffer whether by reason of, or by reason of any claim for, any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of, or from any work or thing whatsoever done in, any part of the premises (other than by the Landlord or its contractors) during the term of this Lease with respect to such part or during the period of time, if any, prior to the commencement of such term that the Tenant may have been given access thereto for the purpose of doing work or otherwise, or arising from any condition of the premises due to or resulting from any default by the Tenant in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease or from any act or negligence of the Tenant or any of its officers, directors, agents, contractors, servants, employees, licensees or invitees.

     SEVENTH. ASSIGNMENT, MORTGAGING, SUBLETTING, ETC. Except as may be otherwise specifically provided in this Lease, the Tenant covenants and agrees, for the Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, and that neither the premises, nor any part thereof, will be encumbered in any manner by reason of an act or omission on the part of the Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space, for mailing privileges or as a concession, by anyone other than the Tenant, or will be sublet, or offered or advertised for subletting, without the prior consent of the Landlord in every such case provided, however, that, if the Tenant is a corporation, (a) the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation into which the Tenant is merged or with which the Tenant is consolidated (such corporation being hereinafter in this Article called "the Assignee") without the prior consent of the Landlord shall not be deemed to be prohibited hereby if, and upon the express condition that, the Assignee shall have executed and delivered to the Landlord an agreement in form and substance satisfactory to the Landlord whereby the Assignee shall agree to be personally bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of the Tenant to be kept, observed or performed, and whereby the Assignee shall expressly agree that the provisions of this Article shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers, and (b) the Tenant may, subject to the covenants, agreements, terms, provisions and conditions of this Lease, permit the premises to be used and occupied for the purposes herein specified by any subsidiary or affiliate of the Tenant without the prior consent of the Landlord.

     The Landlord will, at the request of the Tenant, maintain listings on the Building directory of the names of the Tenant and any other person, firm or corporation in occupancy of the premises or any part thereof as permitted hereunder, and the names of any officers or employees of any of the foregoing, provided, however, that the number of names so listed shall be in the same proportion to the capacity of the Building directory as the aggregate number of square feet of rentable area of the premises is to the aggregate number of square feet of rentable area of the Building. The listing of any name other than that of the Tenant, whether on the doors or windows of the premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the premises or be deemed to be the consent of the Landlord mentioned in this Article, it being expressly understood that any such listing (other than a listing conforming with the next preceding sentence hereof) is a privilege extended by the Landlord revocable at will by notice to the Tenant.

Rider "B" attached to and forming a part of Lease dated July 15, 1992 between ROCKEFELLER CENTER PROPERTIES, as the Landlord and THE REALLY USEFUL COMPANY, INC., as the Tenant.

Also if the premises or a part thereof are rendered untenantable as a result of such damage by fire or other casualty (including untenantability due to lack of access thereto) and such damage is not repaired by the Landlord within 1 year after the occurrence thereof, then this Lease and the term and estate hereby granted may be terminated by the Tenant by its giving to the Landlord within 60 days after the end of such 1 year period notice specifying a date, not more than 30 days after the giving of such notice, for such termination.

     EIGHTH. CHANGES OR ALTERATIONS BY LANDLORD. The Landlord reserves the right to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators and stairways and other parts of the Building and the Center, and to erect, maintain and use pipes, ducts and conduits in and through the premises, all as it may reasonably deem necessary or desirable; provided, however, that there be no unreasonable obstruction of the means of access to the premises or unreasonable interference with the use of the premises. Nothing contained in this paragraph or in Article Sixth hereof shall be deemed to relieve the Tenant of any duty, obligation or liability of the Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority.

     The Landlord reserves the right to change the name or address of the Building at any time. Neither this Lease nor any use by the Tenant shall give the Tenant any right or easement to the use of any door or any passage connecting the Building with any subway or any other building or to the use of any public conveniences, and the use of such doors, passages and conveniences may be regulated or discontinued at any time by the Landlord.

     NINTH. DAMAGE BY FIRE, ETC. If any part of the premises shall be damaged by fire or other casualty, the Tenant shall give prompt notice thereof to the Landlord and the Landlord shall proceed with reasonable diligence to repair such damage, and if any part of the premises shall be rendered untenantable by reason of such damage, the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such part of the premises and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other covenant, agreement, term, provision or condition of this Lease, shall be abated for the period from the date of such damage to the date when such part of the premises shall have been made tenantable or to such earlier date upon which the full term of this Lease with respect to such part of the premises shall expire or terminate, unless (a) the Landlord shall make available to the Tenant, during the period of such repair, other space in the Center reasonably suitable for the temporary carrying on of the Tenant's business, or (b) such fire or other casualty shall have resulted from the negligence of the Tenant or the employees, licensees or invitees of the Tenant. The Landlord shall not be liable for any inconvenience or annoyance to the Tenant or injury to the business of the Tenant resulting in any way from such damage or the repair thereof. The Tenant understands that the Landlord will not carry insurance of any kind on the Tenant's goods, furniture or furnishings or on any fixtures, equipment, improvements, installations or appurtenances removable by the Tenant as provided in this Lease, and that the Landlord shall not be obligated to repair any damage thereto or replace the same.

     If substantial alteration or reconstruction of the Building shall, in the opinion of the Landlord, be reasonably required as a result of damage by fire or other casualty (whether or not the premises shall have been damaged by such fire or other casualty), then this Lease and the term and estate hereby granted may be terminated by the Landlord by its giving to the Tenant within 60 days after the date of such damage a notice specifying a date, not less than 30 days after the giving of such notice, for such termination (See Rider B attached to this Lease). In the event of the giving of such notice of termination, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in such notice with the same effect as if such date were the date hereinbefore specified for the expiration of the full term of this Lease, and the fixed rent payable hereunder shall be apportioned as of such date of termination, subject to abatement, if any, as and to the extent above provided.

     Nothing herein contained shall relieve the Tenant from any liability to the Landlord or to its insurers in connection with any damage to the premises or the Building by fire or other casualty if the Tenant shall be legally liable in such respect, except, however, that the Landlord hereby releases the Tenant with respect to any liability which the Tenant might otherwise have to the Landlord for any damage to the Building or the premises by fire or other casualty occurring during the term of this Lease to the extent of the proceeds received under a policy or policies of insurance permitting such release by the Landlord of such liability on the part of the Tenant. Whenever the Landlord elects to insure the Building against fire or other casualty in an amount determined by, and under terms and conditions acceptable to, the Landlord and with an insurer selected by the Landlord, the Landlord will cause the policy evidencing such insurance to include a provision permitting such a release of liability if such a provision is obtainable from such insurer at no additional expense to the Landlord.

Rider 'C' attached to and forming a part of Lease dated July 15, 1992 between ROCKEFELLER CENTER PROPERTIES, as the Landlord and THE REALLY USEFUL COMPANY, INC., as the Tenant.

Notwithstanding anything else in this paragraph, the Tenant may claim and seek recovery from the condemning authority of a separate award for the Tenant's moving expenses, business dislocation damages, the Tenant's personal property and fixtures, the unamortized costs of leasehold improvements paid for by the Tenant, and any other award that would not substantially reduce the award payable to the Landlord.

     This Lease shall be considered an express agreement governing any case of damage to or destruction of, or any part of, the Building or the premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of express agreement, and any other law of like import now or hereafter in force, shall have no application in such case.

     TENTH. CONDEMNATION. In the event that the whole of the premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking. In the event that only a part of the premises shall be so condemned or taken, then the term and estate hereby granted with respect to such part of the premises shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking and the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such part of the premises and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other covenant, agreement, term, provision or condition of this Lease, shall be abated for the period from the date of such vesting of title to the date specified in this Lease for the expiration of the full term of this Lease with respect to such part of the premises. In the event that only a part of the Building shall be so condemned or taken, then (a) if substantial alteration or reconstruction of the Building shall, in the opinion of the Landlord, be necessary or desirable as a result of such condemnation or taking (whether or not the premises be affected), this Lease and the term and estate hereby granted may be terminated by the Landlord by its giving to the Tenant, within 60 days following the date on which the Landlord shall have received notice of such vesting of title, notice specifying a date, not less than 30 days after the giving by the Landlord of such notice, for such termination, and (b) if such condemnation or taking shall be of a substantial part of the premises or of a substantial part of the means of access thereto, this Lease and the term and estate hereby granted may be terminated by the Tenant by its giving to the Landlord, within 60 days following the date upon which the Tenant shall have received notice of such vesting of title, notice specifying a date, not less than 30 days after the giving by the Tenant of such notice, for such termination, or (c) if neither the Landlord nor the Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that this Lease and the term and estate hereby granted with respect to the part of the premises so condemned or taken shall expire on the date of such vesting of title to such part and except that the fixed rent payable hereunder shall be abated to the extent, if any, hereinabove provided in this Article. In the event that only a part of the premises shall be so condemned or taken and this Lease and the term and estate hereby granted with respect to the remaining portion of the premises are not terminated as hereinbefore provided, the Landlord will proceed with reasonable diligence to restore the remaining portion of the premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

     The termination of this Lease and the term and estate hereby granted in any of the cases hereinabove provided shall be with the same effect as if the date of such termination were the date hereinbefore specified for the expiration of the full term of this Lease, and the fixed rent payable hereunder shall be apportioned as of such date of termination.

     In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, the Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in the Tenant, and the Tenant hereby expressly assigns to the Landlord any and all right, title and interest of the Tenant now or hereafter arising in or to any such award or any part thereof, and the Tenant shall be entitled to receive no part of such award; provided, however, that nothing herein contained shall be deemed to preclude the Tenant from intervening for the Tenant's own interest in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which the Tenant may otherwise lawfully be entitled in such case in respect of property removable by the Tenant under Article Fourth hereof. (See Rider 'C' attached to this Lease)

     The provisions of this Article shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

     ELEVENTH. COMPLIANCE WITH LAWS. The Tenant shall comply with all laws and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any time duly issued and in force, applicable to the premises or any part thereof, to the Tenant's use thereof or to the Tenant's keeping, performance or observance of any covenant, agreement, term, provision or condition of this Lease, except that the Tenant shall not be under any obligation to comply with any law, ordinance, rule, order or regulation requiring any structural alteration of or in connection with the premises solely by reason of the use thereof for any of the purposes specified in Article First hereof and not by reason of either (i) a condition which has been created by, or at the instance of, the Tenant, or (ii) a breach of any covenant, agreement, term, provision or condition hereof on the part of the Tenant to be kept, observed or performed. Where any structural alteration of or in connection with the premises is required by any such law, ordinance, rule, order or regulation, and, by reason of the express exception hereinabove contained, the Tenant is not under any obligation to make such alteration, then the Landlord shall make such alteration if the expense of making the same is not in excess of 50% of the annual rate of fixed rent then payable under this Lease or, if the expense of making such alteration is in excess threof, the Landlord shall have the option of making such alteration or of terminating this Lease and the term and estate hereby granted by giving to the Tenant not less than 30 days' prior notice of such termination; provided, however, that, if within 15 days after the giving by the Landlord of its notice of termination as aforesaid, the Tenant shall request the Landlord to make such alteration at the cost and expense of the Tenant, then such notice of termination shall be ineffective and, in such case, the Landlord shall proceed with reasonable diligence to make such alteration and the Tenant agrees to pay to the Landlord all costs and expenses incurred by the Landlord in making such alteration to the extent that such costs and expenses are in excess of 50% of the annual rate of the fixed rent then payable under this Lease and to maintain on deposit with the Landlord such security for the payment by the Tenant of all such costs and expenses as the Landlord shall from time to time request.

     In the event that a notice of termination shall be given by the Landlord under the provisions of this Article and such notice shall not become ineffective as hereinabove provided, this Lease and the term and estate hereby granted shall terminate as of the date specified therefor in such notice with the same effect as if such date were the date hereinbefore specified for the expiration of the full term of this Lease, and the fixed rent payable hereunder shall be apportioned as of such date of termination.

     TWELFTH. ACCIDENTS TO SANITARY AND OTHER SYSTEMS. The Tenant shall give to the Landlord prompt notice of any damage to, or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating, air conditioning, ventilating or other systems serving, located in, or passing through, the premises. Any such damage or defective condition shall be remedied by the Landlord with reasonable diligence, but if such damage or defective condition (other than any such damage with respect to which the Tenant is relieved from liability pursuant to the third paragraph of Article Ninth hereof) was caused by the negligence, or by the negligent use by, the Tenant or by the employees, licensees or invitees of the Tenant, or is with respect to any fixture, equipment, improvement or installation removable by the Tenant as provided in Article Fourth hereof, the cost of the remedy thereof shall be paid by the Tenant upon demand. The Tenant shall not be entitled to claim any damages against the Landlord arising from any such damage or defective condition unless the same shall have been caused by the negligence of the Landlord in the operation or maintenance of the premises or the Building and the same shall not have been remedied by the Landlord with reasonable diligence after notice thereof from the Tenant to the Landlord; nor shall the Tenant be entitled to claim any damages against any other party (including, without limitation, any third party vendor or other supplier of services to the Landlord) arising from any such damage or defective condition unless the same shall have been caused by the negligence of such party in the operation or maintenance of the premises or the Building and the same shall not have been remedied by such party with reasonable diligence after notice thereof; nor shall the Tenant be entitled to claim any eviction by reason of any such damage or defective condition unless the same shall have been caused by the negligence of the Landlord in the operation or maintenance of the premises or the Building and shall not have been made tenantable by the Landlord within a reasonable time after notice thereof from the Tenant to the Landlord.

     THIRTEENTH. MORTGAGE SUBORDINATION, UNDERLYING LEASES AND ATTORNMENT. This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect the Building and/or the Land, or the Landlord's interest therein (all such mortgages being collectively called "the underlying mortgages"). If the Land is leased by the Landlord from RCP Associates, a partnership, as successor in interest to The Trustees of Columbia University in the City of New York pursuant to a lease dated October 1, 1928, as heretofore amended, this Lease and the term and estate hereby granted are and shall be subject and subordinate to said lease as so amended and to each agreement hereafter made modifying, supplementing, extending or renewing said lease. If any part of the premises is situated in the building known as 600 Fifth Avenue, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the lease dated August 23, 1949 from The Minister, Elders and Deacons of The Reformed Protestant Dutch Church of the City of New York to Massachusetts Mutual Life Insurance Company and to the lease dated June 16, 1949 from the Landlord to said Massachusetts Mutual Life Insurance Company as each of said leases has been heretofore amended (the Landlord being the successor in interest to said Massachusetts Mutual Life Insurance Company under each of said leases) and to each agreement hereafter made modifying, supplementing, extending or renewing either of said leases. If any part of the premises is situated in the building known as 75 Rockefeller Plaza, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the lease dated October 18, 1977 from 75 Plaza Limited, N.V. to the Landlord, as heretofore amended, and to each agreement hereafter made modifying, supplementing, extending or renewing said lease. All of said leases as so modified, supplemented, extended and renewed are herein collectively called "the underlying leases". If any part of the premises is situated in the building known as 30 Rockefeller Plaza and 1250 Avenue of the Americas, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the Declaration Establishing a Plan for Condominium Ownership of The Rockefeller Center Tower Condominium (and the by-laws annexed thereto) dated as of December 1, 1988, as the same may have been or may hereafter be amended. The foregoing provisions for the subordination of this Lease and the term and the estate hereby granted shall be self-operative and no further instrument shall be required to effect any such subordination; but the Tenant shall, however, upon request by the Landlord, at any time or times execute and deliver any and all instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same, and in the event that the Tenant shall fail to execute and deliver any such instrument the Landlord, in addition to any other remedies, may, as the agent or attorney-in-fact of the Tenant, execute and deliver the same, and the Tenant hereby irrevocably constitutes and appoints the Landlord the Tenant's agent and attorney-in-fact for such purpose. If the Landlord's interest in the Building or the Land shall be sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided for in any underlying mortgage or by law or equity, such person, firm or corporation and each person, firm or corporation thereafter succeeding to its interest in the Building or the Land (i) shall not be liable for any act or omission of the Landlord under this Lease occurring prior to such sale or conveyance, (ii) shall not be subject to any offset, defense or counterclaim accruing prior to such sale or conveyance, and (iii) shall not be bound by any payment prior to such sale or conveyance of fixed rent, percentage rent (if any) or additional rent for more than one month in advance (except prepayments in the nature of security for the performance by the Tenant of its obligations hereunder).

     If this Lease and the term and estate hereby granted are subject and subordinate to any underlying lease, then the Tenant hereby agrees (a) that it will attorn to the lessor under said underlying lease effective as of the expiration or earlier termination of the term of said underlying lease and will recognize said lessor as the Landlord under this Lease, and (b) that, notwithstanding such expiration or earlier termination of the term of said underlying lease, this Lease shall continue for the balance of the term hereof in accordance with its covenants, agreements, terms, provisions and conditions.

     FOURTEENTH. NOTICES. Any notice, consent, approval, request, communication, bill, demand or statement provided for hereunder by either party to the other party shall be in writing and shall be deemed to have been duly given if delivered personally to such other party or mailed in a postpaid envelope (registered, certified or otherwise, with or without return receipt) addressed to such other party, which address for the Landlord shall be as above set forth and for the Tenant shall be the premises (or the Tenant's address as above set forth if mailed prior to the Tenant's occupancy of the premises), or if the address of such other party for notices shall have been duly changed as hereinafter provided, if so mailed to such other party at such changed address. Either party may at any time change the address for such notices, consents, approvals, requests, communications, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed address. If the term "Tenant" as used in this Lease refers to more than one person, any notice, consent, approval, request, communication, bill, demand or statement given as aforesaid to any one of such persons shall be deemed to have been duly given to the Tenant.

     FIFTEENTH. CONDITIONS OF LIMITATION. This Lease and the term and estate hereby granted are subject to the limitation that:

          (a) in case the Tenant shall default in the payment of any fixed rent, additional rent or percentage rent (if any) on any date upon which the same becomes due, or shall default in furnishing to the Landlord any statement required to be furnished by the Tenant to the Landlord for use as a basis in computing any percentage rent payable hereunder, and any such default shall continue for 10 days after the Landlord shall have given to the Tenant a notice specifying such default,

          (b) in case the Tenant shall default in the due keeping, observance or performance of any covenant, agreement, term, provision or condition of Article Third or of subparagraph (e) or (f) of Article Sixth hereof on the part of the Tenant to be kept, observed or performed and if such default shall continue and shall not be remedied by the Tenant within three days after the Landlord shall have given to the Tenant a notice specifying the same,

          (c) in case the Tenant shall default in the due keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease (other than a default of the character referred to in subparagraph (a) or,(b) of this Article), and if such default shall continue and shall not be remedied by the Tenant within 30 days after the Landlord shall have given to the Tenant a notice specifying the same, or, in the case of such a default which for causes beyond the Tenant's control cannot with due diligence be cured within said period of 30 days, if the Tenant (i) shall not, promptly upon the giving of such notice, give the Landlord notice of the Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by the Landlord,

          (d) in case any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the full term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than the Tenant except as permitted under Article Seventh hereof, or whenever the Tenant shall desert or abandon the premises or the same shall become vacant (whether the keys be surrendered or not and whether the rent be paid or not), or

          (e) in case any other lease held by the Tenant from the Landlord shall expire or terminate (whether or not the term thereof shall then have commenced) as a result of the default of the Tenant thereunder or of the occurrence of an event as therein provided (other than by expiration of the full term thereof or pursuant to a cancellation or termination option therein contained or pursuant to provisions similar to those contained in the first sentence of Article Tenth hereof), then in any of said cases the Landlord may give to the Tenant a notice of intention to end the term of this Lease at the expiration of 5 days from the date of the giving of such notice, and, in the event such notice is given, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall terminate upon the expiration of said 5 days with the same effect as if the last of said 5 days were the date hereinbefore set for the expiration of the full term of this Lease, but the Tenant shall remain liable for damages as provided in this Lease or pursuant to law. If this Lease shall have been assigned, the term "Tenant", as used in subparagraphs (a) to (e), inclusive, of this Article, shall be deemed to include the assignee and the assignor or either of them under any such assignment unless the Landlord shall, in connection with such assignment, release the assignor from any further liability under this Lease, in which event the term "Tenant", as used in said subparagraphs, shall not include the assignor so released.

     SIXTEENTH. RE-ENTRY BY LANDLORD. If this Lease shall terminate as in Article Fifteenth hereof provided, or if the Tenant shall default in the payment of any fixed rent, additional rent or percentage rent (if any) on any date upon which the same becomes due, and if such default shall continue for 10 days after the Landlord shall have given to the Tenant a notice specifying such default, the Landlord or the Landlord's agents and servants may immediately or at any time thereafter re-enter into or upon the premises, or any part thereof in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that the Landlord may have, hold and enjoy the premises again as and of its first estate and interest therein. The words "re-enter", "re-entry", and "re-entering" as used in this Lease are not restricted to their technical legal meanings.

     In the event of any termination of this Lease under the provisions of Article Fifteenth hereof or in the event of the termination of this Lease by or under any summary dispossess or other proceeding or action or other measure undertaken by the Landlord for the enforcement of its aforesaid right of re-entry (any such termination of this Lease being herein called a "Default Termination"), the Tenant shall thereupon pay to the Landlord the fixed rent, additional rent and percentage rent (if any) up to the time of such Default Termination and shall likewise pay to the Landlord all such damages which, by reason of such Default Termination, shall be payable by the Tenant as provided in this Lease or pursuant to law. Also in the event of a Default Termination the Landlord shall be entitled to retain all moneys, if any, paid by the Tenant to the Landlord, whether as advance rent or as security for rent, but such moneys shall be credited by the Landlord against any fixed rent, additional rent or percentage rent (if any) due from the Tenant at the time of such Default Termination or, at the Landlord's option, against any damages payable by the Tenant as provided in this Lease or pursuant to law.

     In the event of a breach or threatened breach on the part of the Tenant with respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of the Tenant to be kept, observed or performed, the Landlord shall also have the right of injunction. The specified remedies to which the Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may lawfully be entitled at any time, and the Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

     SEVENTEENTH. DAMAGES. In the event of a Default Termination of this Lease, the Tenant will pay to the Landlord as damages, at the election of the Landlord, either:

          (a) a sum which, at the time of such Default Termination, represents the then value of the excess, if any, of (1) the aggregate of the fixed rent, the additional rent under Article Twenty-fourth hereof (if any) and the percentage rent (if any) which, had this Lease not so terminated, would have been payable hereunder by the Tenant for the period commencing with the day following the date of such Default Termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, over (2) the aggregate rental value of the premises for the same period, or

          (b) sums equal to the aggregate of the fixed rent, the additional rent under Article Twenty-fourth hereof (if any) and the percentage rent (if any) which would have been payable by the Tenant had this Lease not terminated by such Default Termination, payable upon the due dates therefor specified herein following such Default Termination and until the date hereinbefore set for the expiration of the full term hereby granted; provided, however, that if the Landlord shall relet all or any part of the premises for all or any part of the period commencing on the day following the date of such Default Termination and ending on the date hereinbefore set for the expiration of the full term hereby granted, the Landlord shall credit the Tenant with the net rents received by the Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by the Landlord from such reletting the expenses incurred or paid by the Landlord in terminating this Lease and of re-entering the premises and of securing possession thereof, as well as the expenses of reletting, including altering and preparing the premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period; provided, further, that (i) in no event shall the Tenant be entitled to receive any excess of such net rents over the sums payable by the Tenant to the Landlord hereunder, (ii) in no event shall the Tenant be entitled, in any suit for the collection of damages pursuant to this subparagraph (b), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by the Landlord prior to the commencement of such suit, and (iii) if the premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting.

     For the purposes of this Article, the amount of the percentage rent (if any) which would have been payable for the period following a Default Termination of this Lease shall be deemed to be an amount, for each calendar month in said period, equal to the monthly average amount of percentage rent (if any) which became payable under this Lease during the term hereof prior to such Default Termination. For the purposes of subparagraph (a) of this Article, the amount of additional rent which would have been payable by the Tenant under Article Twenty-fourth hereof shall, for each Computation Year (as hereinafter defined) ending after such Default Termination, be deemed to be an amount equal to the amount of such additional rent payable by the Tenant for the Computation Year immediately preceding the Computation Year in which such Default Termination occurs. Suit or suits for the recovery of any damages payable hereunder by the Tenant, or any installments thereof, may be brought by the Landlord from time to time at its election, and nothing contained herein shall be deemed to require the Landlord to postpone suit until the date when the term of this Lease would have expired but for such Default Termination.

     Nothing herein contained shall be construed as limiting or precluding the recovery by the Landlord against the Tenant of any sums or damages to which, in addition to the damages particularly provided above, the Landlord may lawfully be entitled by reason of any default hereunder on the part of the Tenant.

Rider 'C-1' attached to and forming a part of the Lease dated July 15, 1992, between ROCKEFELLER CENTER PROPERTIES, as the Landlord, and THE REALLY USEFUL COMPANY, INC., as the Tenant.

     EIGHTEENTH. WAIVERS BY TENANT. The Tenant, for the Tenant, and on behalf of any and all persons, firms and corporations claiming through or under the Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the premises or to have a continuance of this Lease for the full term hereby demised after the Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as herein provided or pursuant to law. The Tenant also waives (a) the right of the Tenant to trial by jury in any summary dispossess or other proceeding that may hereafter be instituted by the Landlord against the Tenant in respect of the premises or in any action that may be brought to recover rent, damages or other sums payable hereunder, and (b) the provisions of any law relating to notice and/or delay in levy of execution in case of an eviction or dispossess of a tenant for nonpayment of rent, and of any other law of like import now or hereafter in effect. If the Landlord commences any such summary dispossess proceeding, the Tenant will not interpose any counterclaim of whatever nature or description in such proceeding.

     NINETEENTH. TENANT'S REMOVAL. Any personal property which shall remain in any part of the premises after the expiration or termination of the term of this Lease with respect to such part shall be deemed to have been abandoned, and either may be retained by the Landlord as its property or may be disposed of in such manner as the Landlord may see fit; provided, however, that, notwithstanding the foregoing, the Tenant will, upon request of the Landlord made not later than 30 days after expiration or termination of the term hereof with respect to such part of the premises, promptly remove from the Building any such personal property.

     If at any time during the last month of this term of this Lease with respect to any part of the premises, such part of the premises shall no longer be occupied by the Tenant in the conduct of its business, the Landlord may, and the Tenant hereby irrevocably grants to the Landlord a license to, enter such part of the premises and make such alterations in and redecorate such part of the premises as the Landlord shall determine in its sole discretion and the Tenant shall not be entitled to any abatement of fixed rent or other compensation on account thereof.

     TWENTIETH. ELEVATORS, CLEANING, SERVICES, ETC. The Landlord will (i) supply passenger elevator service during Business Hours to each floor, above the street floor of the Building, which is served by the Building's passenger elevators and on which the premises are, or any portion thereof is located, with one of said elevators being subject to call for such service during hours other than Business Hours, (ii) supply an elevator for the transmission of freight to said floor or floors during Business Hours, (iii) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours in the cold season heat for the warming of the premises and the public portions of the Building, (iv) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours air conditioning (including cooling during the period from May 1 to September 30 as, in the Landlord's judgment, may be necessary) and ventilation to all portions of the premises, if any, which are served by the Building's air conditioning and ventilation systems, and (v) clean any portion of the premises which is located on a floor above the street floor of the Building except any such portion used for preparing, dispensing or consumption of food or beverages or as an exhibition area or classroom or for storage, shipping room, mail room or similar purposes or which is a toilet (other than a toilet shown on any diagram attached hereto as Exhibit A) or a shop or is used for the operation of computer, data processing, reproduction, duplicating or similar equipment. The cleaning specifications annexed hereto as Exhibit B set forth substantially to the extent and scope of the cleaning to be performed by the Landlord in the premises as hereinabove provided in this paragraph. In order for said air conditioning system to function properly, the Tenant must lower and close the venetian blinds on all windows of the premises facing the sun whenever said air conditioning system is in operation and the Tenant will at all times comply with all regulations and requirements which the Landlord may reasonably prescribe for the proper functioning and protection of said air conditioning system. No representation is made by the Landlord with respect to the adequacy or fitness of such air conditioning or ventilation to maintain temperatures as may be required for, or because of, the operation of any computer, data processing or other equipment of the Tenant and where air conditioning or ventilation is required for any such purpose and the Landlord assumes no responsibility, and shall have no liability for any loss or damage however sustained, in connection therewith.
The air conditioning to be provided during the cooling season with respect to said portions of the premises served by said air conditioning system shall (provided that such system, to the extent located in the premises, is properly designed in light of the layout and use of the premises and except to the extent that occupancy of said portions of the premises by an average of more than one person per 100 square feet or an electric load in excess of 4-watts per square foot of the floor area of said portions of the premises, or any change in the contemplated use or layout of said portions of the premises subsequent to the installation thereof may interfere therewith) be such as to provide during the summer season a temperature of 74 degrees Fahrenheit (plus or minus 1 degree) inside said portions when the outside temperature is 80 degrees Fahrenheit dry bulb and/or 65 degrees Fahrenheit wet bulb or less, a temperature of 75 degrees Fahrenheit (plus or minus 1 degree) inside said portions when the outside temperature exceeds 80 degrees Fahrenheit dry bulb and/or 65 degrees Fahrenheit wet bulb but is not over 85 degrees Fahrenheit dry bulb and/or 70 degrees Fahrenheit wet bulb and when the outside temperature exceeds 85 degrees Fahrenheit dry bulb and/or 70 degrees Fahrenheit wet bulb but is not over 95 degrees Fahrenheit dry bulb and/or 75 degrees Fahrenheit wet bulb, said inside temperature to be maintained at 78 degrees Fahrenheit (plus or minus 1 degree) and furthermore, shall be such as to maintain a relative humidity of not more than 60%. At all times other than described above, the Building's systems shall be operated by the Landlord during the season when heat is required to maintain an average temperature of 72 degrees Fahrenheit (plus or minus 2 degrees) throughout the premises and shall also maintain a reasonable amount of humidification, which humidification shall at all times be not more than the dew point of the outside windows of said portions. The air circulated through the ducts of the air conditioning system of the Building serving the premises shall consist of an average amount of fresh air to meet applicable ventilation codes. Unless otherwise provided in this Lease, "Business Hours", as used in this Lease, means the generally customary daytime business hours of the Tenant (but not before 8:00 A.M. or after 6:00 P.M.) of days other than Saturdays, Sundays and holidays.

     The Landlord will, when and to the extent reasonably requested by the Tenant, furnish additional elevator, heating, air conditioning, ventilating and/or cleaning services upon such reasonable terms and conditions as shall be determined by the Landlord, including the payment by the Tenant to the Landlord of the Landlord's reasonable charge therefor. The Tenant will also pay to the Landlord the Landlord's reasonable charge for (a) any additional cleaning of the premises required because of the carelessness or indifference of the Tenant or because of the nature of the Tenant's business, and (b) the removal of any of the Tenant's refuse and rubbish from the premises and the Building, except wastepaper and similar discarded material placed by the Tenant in wastepaper baskets and left for emptying as an incident to the Landlord's normal cleaning of the premises. If the cost to the Landlord for cleaning the premises shall be increased due to the use of any part of the premises during hours other than Business Hours or due to there being installed in the premises, at the request of or by the Tenant, any materials or finish other than those which are of the standard adopted by the Landlord for the Building, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

     At any time or times all or any of the elevators in the Building may, at the option of the Landlord, be manual or automatic elevators, and the Landlord shall be under no obligation to furnish an elevator operator or starter for any automatic elevator, but if the Landlord shall at any time or times furnish any elevator operator or starter for any automatic elevator, the Landlord may discontinue furnishing such elevator operator or starter.

     The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to stop any heating, elevator, escalator, lighting, ventilating, air conditioning, power, water, cleaning or other service and to interrupt the use of any Building facilities, at such times as may be necessary and for as long as may reasonably be required by reason of accidents, strikes, the making of repairs, alterations or improvements, inability to secure a proper supply of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond the reasonable control of the Landlord; provided, however, that any such stoppage or interruption for the purpose of making any alteration or improvement shall be made at such times and in such manner as shall not unreasonably interfere with the Tenant's use of the premises.

     TWENTY-FIRST. LEASE CONTAINS ALL AGREEMENTS-NO WAIVERS. This Lease contains all of the covenants, agreements, terms, provisions, conditions and understandings relating to the leasing of the premises hereunder and the Landlord's obligations in connection therewith and neither the Landlord nor any agent or representative of the Landlord has made or is making, and the Tenant in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Lease. All understandings and agreements, if any, heretofore had between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties.

     The failure of the Landlord to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification by the Landlord of any covenant, agreement, term, provision or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. No surrender of possession of the premises or of any part thereof or of any remainder of the term of this Lease shall release the Tenant from any of its obligations hereunder unless accepted by the Landlord in writing. The receipt and retention by the Landlord of fixed rent, percentage rent (if any) or additional rent from anyone other than the Tenant shall not be deemed a waiver of the breach by the Tenant of any covenant, agreement, term, provision or condition herein contained, or the acceptance of such other person as a tenant, or a release of the Tenant from the further keeping, observance or performance by the Tenant of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by the Landlord of fixed rent, percentage rent (if any) or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach.

     TWENTY SECOND. PARTIES BOUND. The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article Seventh hereof shall operate to vest any rights in any successor, assignee or legal representative of the Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article Fifteenth hereof. The covenants and obligations on the part of the Landlord under this Lease shall not, however, be binding upon the Landlord herein named (or any transferee of its interest in the Building) with respect to the period (i) subsequent to the transfer of its interest in the Building (a lease of the entire interest being deemed such a transfer), or (ii) subsequent to the expiration or earlier termination of the term of any underlying lease to which this Lease and the term and estate hereby granted may be subject and subordinate and wherein the lessor thereunder has agreed to recognize this Lease in case the term of said underlying lease expires or terminates prior to the expiration or termination of the term of this Lease if the Landlord would not then be entitled to terminate this Lease pursuant to said Article Fifteenth or to exercise any dispossess remedy provided for herein or by law; and in any such event said covenants and obligations shall thereafter be binding upon the transferee of such interest in the Building or the lessor under said underlying lease, as the case may be, until the next such transfer of such interest.

     TWENTY-THIRD. CURING TENANT'S DEFAULTS-ADDITIONAL RENTS. If the Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, the Landlord, without thereby waiving such default, may perform the same for the account and at the expense of the Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default unreasonably interferes with the use by any other tenant of any space in the Building demised to such other tenant or with the efficient operation of the Building or will result in a violation of law or in a cancellation of an insurance policy maintained by the Landlord, and (b) in any other case if such default continues after 30 days from the date of the giving by the Landlord to the Tenant of notice of the Landlord's intention so to perform the same. All reasonable costs and expenses incurred by the Landlord in connection with any such performance by it for the account of the Tenant and also all costs and expenses, including reasonable counsel fees and disbursements incurred by the Landlord in any action or proceeding (including any summary dispossess proceeding) brought by the Landlord to enforce any obligation of the Tenant under this Lease and/or right of the Landlord in or to the premises, shall be paid by the Tenant to the Landlord upon demand. Except as aforesaid or as elsewhere provided in this Lease, all costs and expenses which, pursuant to this Lease (including the rules and regulations referred to herein) are incurred by the Landlord and payable to it by the Tenant and all charges, amounts and sums payable to the Landlord by the Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of the Tenant, are provided, furnished or rendered by the Landlord shall become due and payable by the Tenant to the Landlord in accordance with the terms of bills therefor to be rendered by the Landlord to the Tenant. If any cost, expense, charge, amount or sum referred to in this Article or elsewhere in this Lease is not paid when due and payable as provided in this Lease, the same shall become due and payable by the Tenant as additional rent hereunder. If any fixed rent, additional rent, percentage rent (if any) or damages payable hereunder by the Tenant to the Landlord is not paid when due as in this Lease provided, the same shall bear interest at the rate of 2% per month (but in no event at a rate in excess of that permitted by law) from the due date thereof until paid and the amount of such interest shall be deemed additional rent hereunder. In the event of nonpayment by the Tenant of any such additional rent and/or any other additional rent and/or percentage rent (if any) becoming due hereunder, the Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of default by the Tenant in the payment of the fixed rent. In the event that the Tenant is in arrears in payment of fixed rent, percentage rent (if any) or additional rent, the Tenant waives the Tenant's right, if any, to designate the items against which any payments made by the Tenant are to be credited, and the Landlord may apply any payments made by the Tenant to any items the Landlord sees fit, irrespective of and notwithstanding any designation or request by the Tenant as to the items against which any such payments shall be credited. The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to the Tenant any property, material, labor, utility or other service, wherever the Landlord is obligated to furnish or render the same at the expense of the Tenant, in the event that (but only so long as) the Tenant is in arrears in paying the Landlord therefor at the expiration of 5 days after the Landlord shall have given to the Tenant notice demanding the payment of such arrears.

     TWENTY-FOURTH. Adjustments for Changes in Landlord's Costs and Expenses. If sum of the Building Square Foot Share of the Real Estate Taxes for any Computation Year plus 110% of the Center Square Foot Share of the Cost of Operation and Maintenance for such Communication Year shall be greater (resulting in an excess) or shall be less (resulting in a deficiency) than $__________ the sum of the Building Square Foot Share of the Real Estate Taxes for the twelve month period ending on June 30, 1993 plus 110% of the Center Square Foot Share of the Cost of Operation and Maintenance for the Computation Year ending on December 31, 1993, then promptly after the Landlord shall furnish the Tenant with an Escalation Statement relating to such Computation Year the Tenant shall, in case of such an excess, pay to the Landlord, as additional rent for the premises for such Computation Year, an amount equal to the product obtained by multiplying such excess by the Tenant's Area or the Landlord shall, in case of such a deficiency, pay to the Tenant an amount equal to the product obtained by multiplying such deficiency by the Tenant's Area.

     In order to provide for current payments on account of the additional rent which may be payable to the Landlord pursuant to the first paragraph of this Article for any Computation Year, the Tenant agrees to make such payments on account of said additional rent for and during such Computation Year in 12 monthly installments, each in an amount equal to 1/12th of the amount which would have been payable by the Tenant to the Landlord pursuant to said first paragraph for the period of 12 calendar months immediately preceding such Computation Year if said 12-month period had been a Computation Year falling entirely within the term of this Lease and if there had been no abatement of fixed rent hereunder during such 12-month period (other than an abatement, if any, pursuant to Article Tenth hereof) except that the installment for each such month shall be appropriately adjusted to reflect the Real Estate Taxes actually payable for such month and the Cost of Operation and Maintenance for such Computation Year as reasonably estimated by the Landlord, the installment for each calendar month to be due and payable upon the receipt from the Landlord of a bill for the same. If, as finally determined, the amount of additional rent payable by the Tenant to the Landlord pursuant to the first paragraph of this Article for such Computation Year shall be greater than (resulting in an underpayment) or be less than (resulting in an overpayment) the aggregate of all the installments so paid on account to the Landlord by the Tenant for such Computation Year, then, promptly after the receipt of the Escalation Statement for such Computation Year and, in performance of its obligations under the first paragraph of this Article, the Tenant shall, in case of such an underpayment, pay to the Landlord an amount equal to such underpayment or the Landlord shall, in case of such an overpayment, pay to the Tenant an amount equal to such overpayment.

     As used in this Article:

          (a) "Computation Year" shall mean each calendar year in which occurs any part of the term of this Lease and, in the case of a Default Termination of this Lease, in which would have occurred any part of the full term of this Lease except for such Default Termination.

          (b) "Tenant's Area" shall mean the number of square feet in the rentable area of the premises.

          (c) "Building Square Foot Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet of the rentable area of the Building (excluding from such denominator the number of rentable square feet in any portion of the Building (i) for which no Real Estate Taxes are payable, or (ii) for which the Real Estate Taxes are payable by any person, firm or corporation other than the Landlord, without reimbursement by the Landlord).

          (d) "Center Square Foot Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet in the rentable area of all buildings in the Center exclusive of the rentable area of any such building or any structure on any such building operated and maintained by and at the expense of any person, firm or corporation (other than the Landlord) or of any theater or garage located in the Center.

          (e) "Real Estate Taxes" shall mean the taxes and assessments imposed upon the Building and the Land, or the aggregate of taxes and assessments imposed upon all portions of the Building and the Land, if such taxes and assessments are imposed separately, (other than any interest or penalties imposed in connection therewith) and all expenses, including fees of counsel and experts, reasonably incurred by, or reimbursable by, the Landlord in connection with any application for a reduction in the assessed valuation for the Building and/or the Land or for a judicial review thereof. If due to a future change in the method of taxation any franchise, income, profit or other tax shall be levied against the Landlord in substitution in whole or in part for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax shall be deemed to be a Real Estate Tax for the purposes hereof. Where the Real Estate Taxes are not separately levied upon the Building and the Land but are included in a blanket levy imposed upon or with respect to the Building and/or the Land as well as others, the amount of Real Estate Taxes for the purposes hereof shall be determined by allocation as follows, namely, the amount of Real Estate Taxes for the Building shall be deemed to be that amount which, in relation to the total amount of said taxes for all buildings included in said blanket levy, is in the same proportion as the total rentable area of the Building bears to the total rentable area of all said included buildings, and the amount of Real Estate Taxes for the Land shall be deemed to be that amount which, in relation to the total amount of said taxes for all land included in said blanket levy, is in the same proportion as the rentable area of the Building bears to the aggregate rentable area of all buildings situated on said included lands. Real Estate Taxes shall not include any portion thereof payable by a person, firm or corporation other than the Landlord, without reimbursement by the Landlord.

Rider 'E' attached to and forming a part of Lease dated July 15, 1992 between ROCKEFELLER CENTER PROPERTIES, as the Landlord and THE REALLY USEFUL COMPANY, INC., as the Tenant.

          When requested by the Tenant within 6 months following the receipt by it of any Escalation Statement, the Landlord, in substantiation of its determination of the amounts set forth in said Escalation Statement, will furnish to the Tenant such additional information as reasonably may be required for such purpose, and, as may be necessary for the verification of such information, will permit the pertinent records of the Landlord to be examined by an officer of the Tenant or by such independent certified public accountant as the Tenant may designate; it being expressly understood that the Landlord shall be under no duty to preserve any such records, or any data or material related thereto, beyond such time as shall be its customary practice with respect thereto.

Rider 'D' attached to and forming a part of Lease dated July 15, 1992 between ROCKEFELLER CENTER PROPERTIES, as the Landlord and THE REALLY USEFUL COMPANY, INC., as the Tenant.

     (6) costs of alterations, improvements or additions to the premises of any other tenant other then repair and maintenance thereof and items required by law or insurance requirements, (7) interest and amortization of any debts, including mortgage indebtedness, and any rents payable in respect to any underlying lease,
(8) the costs of any salary payable to, or the cost of any fringe benefits in connection with, the Chairman of the Board, the President, or any Vice President (other than any Vice President in the Operating Division) of the Landlord and their respective secretaries, (9) the cost of soliciting prospective tenants (including brokerage or other leasing commissions) and of preparing and executing leases, (10) the cost of any repair of any damage caused by fire or other casualty to the extent that the cost of such repair is covered by insurance or the Landlord is entitled to be reimbursed therefor by any tenant in addition to the rent payable by such tenant, (11) the cost of any repair necessitated by the taking by condemnation of any part of the Center to the extent that the Landlord is entitled to be reimbursed therefor by the condemning authority, (12) any legal or auditing fees, or (13) any amount paid as ground rent by the Landlord.

          (f) "Cost of Operation and Maintenance" shall mean the actual cost incurred by the Landlord with respect to the operation, maintenance and repair of the Center and the curbs and sidewalks adjoining the same, including, without limitation, the cost incurred for air conditioning; mechanical ventilation; heating; interior and exterior cleaning; rubbish removal; window washing (interior and exterior, including inside partitions); elevators; escalators; hand tools and other moveable equipment; porter and matron service; electric current, steam, water and other utilities; protection and security service; repairs; maintenance; fire, extended coverage, boiler, sprinkler, apparatus, public liability and property damage insurance; supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting service and maintenance employees; uniforms and working clothes for such employees and the cleaning thereof; expenses imposed pursuant to any collective bargaining agreement with respect to such employees; payroll, social security, unemployment and other similar taxes with respect to such employees; Sales, use and other similar taxes; water rates; sewer rents; charges of any independent contractor who does any work with respect to the operation, maintenance and repair of the Center and the curbs and sidewalks adjoining the same; and the annual depreciation or amortization over the useful life thereof of costs, including financing costs, incurred for any equipment, device or other capital improvement made or acquired which is either intended as a laborsaving measure or to effect other economies in the operation, maintenance or repair of the Center and said curbs and sidewalks (provided that the annual benefits anticipated to be realized therefrom are reasonably related to the annual amount to be amortized) or which is required by any change in laws, ordinances, rules, orders or regulations of governmental authorities or insurance bodies, provided, however, that the term "Cost of Operation and Maintenance" shall not include (1) Real Estate Taxes, special assessments, franchise taxes or taxes imposed upon or measured by the income or profits of the Landlord,
     (2) except for depreciation and amortization hereinabove provided for in this subparagraph, and the depreciation and amortization of the cost of any hand tools or other moveable equipment, the cost of any item which is, or should in accordance with sound accounting practice be, capitalized on the books of the Landlord, (3) the cost of any electricity furnished to the premises or any other space in the Center demised to other tenants, (4) the cost of any work or service performed for any tenant of space in the Center (including the Tenant) at such tenant's cost and expense or furnished to any other tenant of space in the Center at the Landlord's cost and expense to the extent that such work or service is in excess of any work or service which the Landlord is obligated to furnish hereunder to the Tenant at the Landlord's cost and expense, (5) any costs incurred with respect to any theater or garage located in the Center, (See Rider 'D' attached to this Lease) If during any period for which the Cost of Operation and Maintenance is being computed the Landlord is not for all or any part of such period furnishing any particular work or service (the cost of which if performed by the Landlord would constitute a Cost of Operation and Maintenance) to a portion of the Center due to the fact that such portion is not leased to a tenant or that the Landlord is not obligated to perform such work or service in such portion, then the amount of the Cost of Operation and Maintenance for such period shall be deemed, for the purposes of this Article, to be increased by an amount equal to the additional Cost of Operation and Maintenance which would reasonably have been incurred during such period by the Landlord if it had at its own expense furnished such work or service to such portion.

          (g) "Escalation Statement" shall mean a statement setting forth the amount payable by the Tenant or the Landlord, as the case may be, for a specified Computation Year pursuant to this Article.

     In the event that the term commencement date shall be a day other than a January 1 or the date fixed for the expiration of the full term hereof shall be a day other than a December 31, or of any abatement of the fixed rent payable hereunder pursuant to any provision of this Lease other than the abatement referred to in the fourth paragraph of Article First hereof, or any termination of this Lease (other than a Default Termination) or of any increase or decrease in the Tenant's Area, then in each such event in applying the provisions of this Article with respect to any Computation Year in which such event occurred, appropriate adjustments shall be made to reflect the result of such event on a basis consistent with the principles underlying the provisions of this Article, taking into consideration (i) the portion of such Computation Year which shall have elapsed prior to or after such event, (ii) the rentable area of the premises affected thereby, and (iii) the duration of such event.

     (See Rider 'E' attached to this Lease)

     The Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute, maintain, or intervene in any action, proceeding or application in any court or other body having the power to fix or review assessed valuations, for the purpose of reducing the Real Estate Taxes.

     In case the Real Estate Taxes for any Computation Year or part thereof shall be reduced after a payment shall have been made in respect of such Computation Year pursuant to the first paragraph of this Article, the Landlord shall refund to the Tenant an amount equal to the product obtained by multiplying the Tenant's Area by the Building Square Foot Share of the net refund of such Real Estate Taxes received by the Landlord.

     TWENTY-FIFTH. MISCELLANEOUS. If the Landlord shall have heretofore consented to or shall hereafter consent to the omission or removal of any part of, or the insertion of any door (other than to a public corridor) or other opening in, any wall separating the premises from other space adjoining the premises, then (a) the Tenant shall be deemed to have assumed responsibility for all risks (including, but not limited to, damage to, or loss or theft of, property) incident to the use of said door or other opening or the existence thereof, and shall indemnify and save the Landlord harmless from and against any claim, demand or action for, or on account of, any such loss, theft or damage, and (b) in the event of the expiration or termination of this Lease or any lease of said adjoining space, the Landlord may enter the premises and close up such door or other opening by erecting a wall to match the wall separating the premises from said adjoining space, and the Tenant shall pay the reasonable cost thereof and such work may be done during Business Hours and while the Tenant is in occupancy of the premises and the Tenant shall not be entitled to any abatement of fixed rent or other compensation on account thereof; provided, however, that nothing herein contained shall be deemed to vest the Tenant with any right or interest in, or with respect to, said adjoining space, or the use thereof, and the Tenant hereby expressly waives any right to be made a party to, or to be served with process or other notice under or in connection with, any proceeding which may hereafter be instituted by the Landlord for the recovery of the possession of said adjoining space.

     Without incurring any liability to the Tenant, the Landlord may permit access to the premises and open the same, whether or not the Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, the Tenant's property or for any other purpose (but this provision and any action by the Landlord hereunder shall not be deemed a recognition by the Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal government.

     If an excavation shall be made upon any land adjacent to the Building, or shall be authorized to be made, the Tenant shall afford to the person causing or authorized to cause such excavation a license to enter upon the premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage, all without any claim for damages or indemnity against the Landlord or diminution or abatement of rent.

     The Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease at any time when the Tenant is in default in the keeping, performance or observance of any of the covenants, agreements, terms, provisions or conditions on its part to be kept, performed or observed under this Lease.

     The headings of the Articles of this Lease are for convenience only and are not to be considered in construing said Articles.

     As used in this paragraph, the term "facility" means stores, restaurants, cafeterias, rest rooms, and any other facility of a public nature in the Building. The Tenant agrees that it will not discriminate by segregation or otherwise against any person or persons because of race, creed, color, or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any facility in the premises, including any and all services, privileges, accommodations, and activities provided thereby. It is agreed that the Tenant's noncompliance with the provisions of this paragraph shall constitute a material breach of this Lease. In the event of such noncompliance, the Landlord may take appropriate action to enforce compliance, may terminate this Lease in accordance with the provisions of this Lease, or may pursue such other remedies as may be provided by law. In the event of termination, the Tenant shall be liable to the Landlord for damages in accordance with the provisions of this Lease.

     TWENTY-SIXTH. Work by Tenant. The Tenant shall promptly submit to the Landlord, for the Landlord's approval, which approval shall not be unreasonably withheld, complete architectural and mechanical working drawings and specifications showing a proposed renovation of the space designated 'D' on the 15th Floor of the Building in Article First hereof (herein called "the Work Area") as desired by the Tenant consistent with the design, construction and equipment of the Building and in conformity with its standards, all in such form and in such detail as may be reasonably required by the Landlord, including provision for the installation of a sprinkler system for the Work Area. The working drawings and specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent architect licensed in the State of New York (in consultation with a competent engineer where required by the nature of the work), reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary for the preparation of said working drawings and specifications and in connection with securing the aforesaid approval thereof by the Landlord and with the securing by the Tenant of such approvals as by reason of the nature of the work shown on said working drawings and specifications, may be required from the Department of Buildings of the City of New York and any other governmental authorities.

     If the Landlord shall not approve any working drawing or specification as submitted by the Tenant, the Landlord shall with reasonable promptness notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said approval and as promptly as reasonably possible after being so informed by the Landlord, the Tenant shall submit to the Landlord, for the Landlord's approval (which approval shall not be unreasonably withheld), a working drawing or specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and approved by the Landlord (said working drawings and specifications, as so approved, being herein called "the Working Drawings"). Any such approval by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable law, ordinance, rule, order or regulation of any governmental authority or insurance body, but only that the work required thereby will not interfere with the systems of the Building and is compatible with the design and structure of the Building.

     Such renovation shall be performed in accordance with, and subject to all of the covenants, agreements, terms, provisions and conditions of this Lease (including, but not limited to, subparagraph (e) of Article Sixth hereof). Upon the approval by the Landlord of the Working Drawings, the Tenant shall proceed with due dispatch to cause the work as shown on such approved Working Drawings to be done at the Tenant's sole cost and expense.

     The workmen and the contractors performing the work and the manner, terms and conditions upon which the same is performed shall be satisfactory to and approved by the Landlord. The work shall at all times comply with (a) all applicable rules and regulations and orders of any and all governmental authorities or insurance bodies having jurisdiction with respect thereto, and
(b) with the reasonable rules and regulations of the Landlord pertaining to the performance thereof.

     The Landlord agrees that upon receipt by it of evidence satisfactory to it of the completion of such work by the Tenant in a manner satisfactory to the Landlord, and upon the furnishing by the Tenant to the Landlord of evidence reasonably satisfactory to the Landlord of the payment in full of all costs and charges incurred in the performance of the work and the discharge of any lien filed in connection with such work, the Landlord shall pay to the Tenant the lesser of (i) the actual cost of such work, or (ii) $151,000.00.

     TWENTY SEVENTH. The Landlord will, in accordance with Article Second hereof, do the following work (which shall be of material, quality, finish and color of the standard adopted by the Landlord for the Building) , in connection with the layout and finish of the space designated 'D' in Article First hereof (herein called "the Work Area"), namely:


          a) demolish existing interior partitions in the Work Area;

          b) furnish and install a southerly demising wall for the purpose of bounding off the Work Area from the adjoining space;

          c) install an electric meter;

          d) remove existing carpet and floor tiles in the Work Area; and

          e) replace existing entrance door with comparable door selected by the Landlord.

     TWENTY-EIGHTH Asbestos Removal Tenant. The Tenant shall cause to be conducted, by a licensed inspector selected by the Tenant and approved by the Landlord, an inspection for the purpose of detecting the presence of asbestos in the space designated as 'D' on the 15th Floor of the Building in Article First hereof (herein called "the Work Area"). Upon the completion of such inspection and submission by the Tenant to the Landlord of copies of the inspection report, the inspector's invoice and evidence satisfactory to the Landlord of payment by the Tenant therefor, the Landlord shall pay to the Tenant the lesser of (a) the actual cost to the Tenant of such inspection, or (b) $500.00.

     In the event that the asbestos inspection report indicates that asbestos removal is required, the Tenant shall submit to the Landlord, for the Landlord's approval, complete specifications detailing the proposed asbestos removal from the Work Area, consistent with the design, construction and equipment of the Building and in conformity with its standards, all in such form and in such detail as may be reasonably required by the Landlord. The specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent engineer licensed in the State of New York, reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary for the preparation of said specifications and in connection with securing the aforesaid approval thereof by the Landlord and with the securing by the Tenant of such approvals as by reason of the nature of the work shown on said specifications, may be required from the Department of Buildings of the City of New York and any other governmental authorities. The Tenant shall furnish three estimates from qualified contractors of the proposed cost of the asbestos removal along with the specifications.

     Should the Landlord not accept any estimate or specifications as submitted by the Tenant, the Landlord shall, with reasonable promptness, notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said approval and as promptly as reasonably possible after being so informed by the Landlord the Tenant shall submit to the Landlord, for the Landlord's approval (which approval shall not be unreasonably withheld), a revised estimate acceptable to the Landlord and/or a specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and approved by the Landlord (said specifications, as so approved, being herein called "the Specifications"). Any such approval by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable law, ordinance, rule, order or regulation of any governmental authority or insurance body, but only that the work required thereby will not interfere with the systems of the Building and is compatible with the design and structure of the Building.

     Such removal shall be performed in accordance with, and subject to all of the covenants, agreements, terms, provisions and conditions of this Lease (including, but not limited to, Article Sixth hereof). Upon the approval by the Landlord of the Specifications and the revised estimate, the Tenant shall proceed with due dispatch to cause the work as shown on such approved Specifications to be done at the Tenant's sole cost and expense.

     The Landlord agrees that upon receipt by it of evidence satisfactory to it of the completion of such work by the Tenant in a manner satisfactory to the Landlord and upon the furnishing by the Tenant to the Landlord of (i) the discharge of any lien filed in connection with such work, and (ii) certificates issued by a licensed independent testing laboratory (other than the entity performing the asbestos removal) indicating the satisfactory removal of asbestos; the Landlord shall pay to the Tenant that amount which is the lesser of (a) the estimate as approved by the Landlord, subject to any change orders approved by the Landlord, or (b) the actual cost to the Tenant of such work.

     TWENTY-NINTH. Subletting. In the event the Tenant desires the Landlord's consent to the subletting of all or any part of the premises for any part of the term of this Lease with respect thereto, the Tenant shall notify the Landlord of the name of the proposed subtenant, such information as to the proposed subtenant's business, financial responsibility and standing as the Landlord may require, and of the covenants, agreements, terms, provisions and conditions of the proposed subletting, which notice shall (except in the case of a proposed subletting to a subsidiary or affiliate of the Tenant) contain an offer to vacate and surrender, as of the Special Surrender Date (as hereinafter defined), either (i) if the Tenant proposes to sublet only a part of the premises, the space to be demised by the proposed sublease, together with such other space, if any, as is demised to the Tenant by this Lease as may be reasonably required for public corridors, toilets and core facilities serving the space so proposed to be sublet (said spaces(s) being herein collectively called a "Partial Space"), or (ii) if the Tenant proposes to sublet the entire premises, the entire premises. The term "Special Surrender Date" as used in this Article, shall mean a date to be specified in such notice from the Tenant; provided, however, said specified date shall be (a) the last day of a calendar month during the term hereof with respect thereto, and (b) not earlier than a date occurring 120 days after the giving of such notice and not later than the date for the commencement of the term of the proposed subletting.

     The Landlord may accept such offer by a notice given to the Tenant within 30 days after the receipt of such notice from the Tenant. If the Landlord accepts such offer and such offer pertains to a Partial Space, then effective as of the Special Surrender Date, this Lease shall be deemed modified so that the term and estate granted by this Lease with respect to such Partial Space (unless the same shall have expired sooner pursuant to any of the other conditions of limitation or provisions of this Lease or pursuant to law) shall expire on the Special Surrender Date with the same effect as if the Special Surrender Date were the date specified in this Lease for the expiration of the term of this Lease with respect to such Partial Space and the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such Partial Space and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other covenant, agreement, term, provision or condition of this Lease, shall be abated at the Applicable Rental Rate (as hereinafter defined) for each square foot of the rentable area of the Partial Space from and after the Special Surrender Date. If the Landlord accepts such offer pertaining to a Partial space, the Landlord agrees that any tenant of the Partial Space shall have a separate entrance to the Partial Space and shall not have to pass through the Tenant's premises.

If the Landlord accepts such offer and such offer pertains to the entire premises, then this Lease shall be deemed modified so that the term and estate granted by this Lease (unless the same shall have expired sooner pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law) shall expire on the Special Surrender Date with the same effect as if the Special Surrender Date were the date specified in this Lease for the expiration of the term hereof and the fixed rent payable hereunder shall be apportioned as of the Special Surrender Date. The Tenant shall terminate its occupancy of such Partial Space or the premises, as the case may be, not later than the Special Surrender Date.

     The term "Applicable Rental Rate" as used in this Article shall be deemed to mean $37.00 per annum for the period commencing on the term commencement date and ending on the day preceding the fifth anniversary of the term commencement date; and $39.00 per annum thereafter.

     In the event of such expiration of the term of this Lease with respect to a Partial Space, any changes, improvements and alterations to any portion of the premises remaining demised by this Lease after the Special Surrender Date (including, but not limited to, the erection of a boundary wall to separate such portion from such Partial Space) made necessary or desirable by reason of such expiration shall be made by the Landlord at the Tenant's expense.

     In the event (i) the Landlord does not accept an offer made by the Tenant in a notice given to the Landlord pursuant to the first paragraph of this Article, or (ii) the proposed subletting is to a subsidiary or affiliate of the Tenant, the Landlord will not unreasonably withhold its consent to the proposed subletting referred to in said notice on the covenants, agreements, terms, provisions and conditions set forth in said notice; provided, however, that the Landlord shall not in any event be obligated to consent to any such proposed subletting unless

          (a) the sublessee under any such subletting shall be such person, firm or corporation as in the Landlord's reasonable judgment is of a character and engaged in a business such as is in keeping with the standards in those respects for the Building and its occupancy and shall not be a government or a governmental authority or a subdivision or an agency of any government or any governmental authority or a tenant of the Landlord or a subsidiary or affiliate of the Landlord;

          (b) except in the case of a subletting to a subsidiary or affiliate of the Tenant, such subletting shall be at a rental rate not less than the rental rates then being charged under leases being entered into by the Landlord for comparable space in the Center and for a comparable term;

          (c) the space so to be sublet shall be regular in shape;

          (d) such consent shall be evidenced by the delivery of, and shall be subject to the covenants, agreements, terms, provisions and conditions of, a "Consent to Sublease" duly executed by the Landlord, the Tenant and the sublessee and on such customary form of the Landlord as is adopted by it for such purpose, for which the Tenant shall pay to the Landlord a reasonable processing charge in connection therewith; and

          (e) the Tenant and the sublessee shall agree that the sublessee will not, without the prior consent of the Landlord, assign the sublease or under-sublet the space so sublet or any part thereof.

     All of the covenants, agreements, terms, provisions and conditions of any such "Consent to Sublease" so executed by the Landlord, the Tenant and the sublessee shall be deemed to be covenants, agreements, terms, provisions and conditions of this Lease and the violation by the Tenant or the sublessee of any covenant, agreement, term, provision or condition of such "Consent to Sublease" shall entitle the Landlord to all the rights and remedies provided for in this Lease or by law in the case of any violation of a covenant, agreement, term, provision or condition of this Lease.

     If the aggregate amount payable as rent (including as rent, without limitation, all amounts payable on account of changes in Real Estate Taxes, operating costs, maintenance costs, labor rates, indexes or other formula contained in the sublease) with respect to any period of time by a subtenant under a sublease of any part of the premises made by the Tenant shall be in excess of the Tenant's Basic Cost (as hereinafter defined) for such period for such part of the premises, then, promptly after the collection by the Tenant of such amounts so payable for such period under such sublease, the Tenant will pay to the Landlord, as additional rent hereunder, an amount equal to 75% of the excess of such amounts so collected for such period over the Tenant's Basic
Cost for such period for such part of the premises. The term "Tenant's Basic Cost," as used herein with respect to any period for which any part of the premises is sublet, shall mean the sum of (i) fixed rent at the Applicable Rental Rate for each square foot of the rentable area of such part of the premises, and (ii) the amount payable by the Tenant to the Landlord for such period with respect to such part of the premises pursuant to Article Twenty-fourth hereof, (iii) the amount, if any, applicable to such period as a result of the amortization on a straight line basis over the term for which such part of the premises is so sublet for any brokerage commissions and reasonable legal fees paid by the Tenant in connection therewith, and (iv) the amount, if any, applicable to such period as a result of the amortization on a straight line basis over the term for which such part of the premises is so sublet of any costs incurred by the Tenant in making changes in the layout and finish of such part of the premises at the request of the sublessee but only to the extent that such costs are not reimbursed by such sublessee.

     The Tenant shall deliver to the Landlord a statement within 30 days after the end of each calendar year in which any part of the term of this Lease occurs specifying as to such calendar year, and within 30 days after the expiration or earlier termination the term of this Lease specifying with respect to the elapsed portion of the calendar year in which such expiration or termination occurs (a) each sublease in effect during the period covered by such statement and as to each sublease, the date of its execution and delivery, the number of square feet of the rentable area demised thereby, the term thereof, and a computation in reasonable detail showing whether or not anything is payable by the Tenant to the Landlord pursuant to this Article with respect to such sublease for the period covered by such statement; and (b) whether or not anything is payable by the Tenant to the Landlord pursuant to this Article with respect to any payments received from a sublessee during such period but which relate to an earlier period and showing in reasonable detail the computation of the amount so payable.

     THIRTIETH. Brokerage Commission. The Tenant represents and warrants that neither it nor any of its directors, officers, employees or agents has acted so as to entitle any broker, other than Wilrock National, Inc., of No. 485 Madison Avenue, New York, N.Y. 10022 to a commission in connection with this transaction.

     The Tenant shall indemnify and save harmless the Landlord and its officers, directors, agents and employees from and against all liability, claims, suits, demands, judgments, costs, interest and expenses (including counsel fees and disbursements incurred in the defense thereof) to which the Landlord or any such officer, director, agent or employee may be subject or suffer by reason of any claim made by any person, firm or corporation, other than the said Wilrock National, Inc., for any commission, expense or other compensation as a result of the execution and delivery of this Lease or the demising of the premises by the Landlord to the Tenant pursuant to this Lease.

     THIRTY-FIRST. Extra Space. If this Lease shall at the time be in full force and effect and the term hereof shall not have expired or terminated, the Landlord will not prior to the second anniversary of the term commencement date enter into a lease with any other person, firm or corporation covering the demise of the space substantially as shown crosshatched on the diagram attached hereto as Exhibit A and designated space "H" on the 15th Floor of the Building (herein called an "Extra Space") until a period of 10 business days shall have elapsed after the Landlord shall have notified the Tenant that such Extra Space is or will be available for leasing. The Landlord agrees that, if so requested by the Tenant, it will negotiate in good faith with the Tenant during said period of 10 business days for the leasing of such Extra Space to the Tenant upon terms mutually satisfactory to the Landlord and the Tenant. If such mutually satisfactory terms with respect to any Extra Space have not been agreed to by the Landlord and the Tenant by the end of such period of 10 business days, then the Landlord shall have no further obligation to the Tenant with respect to such Extra Space.

     THIRTY-SECOND. Security. The Tenant shall at all times maintain on deposit with the Landlord cash in the amount of $27,935.00 as security for the full and faithful keeping, observance and performance of all of the covenants, agreements, terms, provisions and conditions of this Lease provided to be kept, observed or performed by the Tenant (expressly including, without being limited to, the payment as and when due of the fixed rent, percentage rent, if any, additional rent and any other sums or damages payable by the Tenant under this Lease) and the payment of any and all other damages for which the Tenant shall be liable by reason of any act or omission contrary to any of said covenants, agreements, terms, provisions or conditions. If at any time the Tenant shall be in default in the payment as aforesaid of any such fixed rent, percentage rent, additional rent, and/or any other sums or damages or shall otherwise be in default in the keeping, observance or performance of any of the covenants, agreements, terms, provisions or conditions of this Lease, then at the Landlord's election, the cash on deposit with it as aforesaid may be applied by the Landlord to the payment of the fixed rent, percentage rent, additional rent, other sums or damages in respect to which the Tenant is so in default and/or, if the Tenant is otherwise in default in the keeping, observing or performing as aforesaid of any of the covenants, agreements, terms, provisions or conditions of this Lease, said cash on deposit may be applied by the Landlord to the payment of such costs and expenses as the Landlord shall incur in curing any such default. If at any time the Landlord is required to return or repay to the Tenant, for any reason in connection with the bankruptcy or insolvency of the Tenant, any fixed rent, percentage rent, additional rent, and/or any other sums paid by the Tenant to the Landlord under the Lease, then at the Landlord's election the cash on deposit with it as aforesaid may be applied by the Landlord to offset such return or repayment. If as a result of any such application of any such cash, the amount of cash so on deposit with the Landlord shall at any time be less than that hereinabove specified, the Tenant shall forthwith deposit with the Landlord additional cash in an amount equal to the deficiency. If, at the expiration of the term of this Lease, all of said fixed rent, percentage rent, if any, additional rent, other sums or damages, costs or expenses shall have been paid by the Tenant to the Landlord and the Tenant shall not be in default in the keeping, observance or performance of any other covenant, agreement, term, provision or condition of this Lease, then the Landlord shall return to the Tenant all, or such part of the cash, if any, then on deposit with the Landlord pursuant to this Article, together with any interest earned thereon.

     In lieu of maintaining on deposit with the Landlord cash as aforesaid, the Tenant may maintain with the Landlord an irrevocable letter of credit issued by a New York clearing house bank in the amount of $27,935.00 drawable upon by the Landlord, either in partial draws or in one full draw, at any time when cash on deposit with it as aforesaid might and to the extent could have been applied by the Landlord pursuant to the first paragraph of this Article upon the delivery to said bank of the Landlord's certificate to such effect, and otherwise containing terms and conditions satisfactory to the Landlord. The Landlord shall use any amount so drawn in accordance with said first paragraph. If at any time the sum of the amount drawable pursuant to said letter of credit plus any cash on deposit with the Landlord pursuant to this Article shall be less than the amount of $27,935.00, the Tenant agrees forthwith to deposit with the Landlord cash equal to such deficiency.

     If any letter of credit so maintained with the Landlord provides that the amount drawable pursuant to said letter of credit shall cease to be available on a date prior to October 31, 1992, the Tenant shall, at least 30 days prior to the date specified in said letter of credit as being the date on which such drawable amount will cease to be available, either furnish to the Landlord a renewal or extension of said letter of credit, a new letter of credit complying herewith, or deposit with the Landlord such amount of cash as shall, when added to any cash then on deposit with the Landlord, equal the amount of $27,935.00. Failure to comply with the provisions of the preceding sentence prior to the commencement of said 30-day period shall be deemed to be a default under this Lease and the Landlord may, at any time during said 30-day period, draw upon such letter of credit and retain as security hereunder the amount so drawn.

     Any cash deposit shall be kept in a federally insured interest bearing account in New York City.

     FINALLY. QUIET ENJOYMENT. If, and so long as, the Tenant keeps, observes and performs each and every covenant, agreement, term, provision and condition herein contained on the part of the Tenant to be kept, observed and performed, the Tenant shall quietly enjoy the premises without hindrance or molestation by the Landlord or by any other person lawfully claiming the same, subject, however, to the covenants, agreements, terms, provisions and conditions of this Lease and to the underlying leases and the underlying mortgages to which this Lease is subject and subordinate, as hereinbefore provided.

     IN WITNESS WHEREOF, the Landlord and the Tenant have duly executed this Lease as of the day and year first above written.


                                   ROCKEFELLER CENTER PROPERTIES,
                                   BY ROCKEFELLER CENTER MANAGEMENT
                                   CORPORATION, ITS AGENT


                                   By   /s/ [ILLEGIBLE]
                                     ----------------------------------------
                                                                    President

Attest:

/s/ [ILLEGIBLE]
----------------------------------
               Assistant Secretary



                                   THE REALLY USEFUL COMPANY, INC.,


                                   By   /s/ [ILLEGIBLE]
                                     ------------------------------------(L.S.)
                                                           Vice President

Attest:


/s/ MARY TOMARUP
----------------------------------
                         Secretary

                              RULES AND REGULATIONS

     1. The rights of the Tenant in the sidewalks, entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the premises for the Tenant and its employees, licensees and invitees, and the Tenant shall not invite to the premises, nor permit the visit thereto by, persons in such numbers or under such conditions as to interfere with the use and enjoyment by others of the sidewalks, entrances, corridors, elevators, escalators or any other facilities of the Building. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the Tenant, its employees, licensees or invitees. The Landlord shall have the right to regulate the use of and operate the public portions of the Building, as well as portions furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prohibit all access to the Building during the continuance of the same, by closing doors or otherwise, for the safety of the tenants or protection of property in the Building. The Landlord shall, in no way, be liable to the Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the Building under the provisions of this rule. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of the Tenant against the removal of property from the premises of the Tenant.

     3. The Tenant shall not obtain or accept for use in the premises ice, drinking water, food, beverage, towel, linen, uniform, barbering, bootblacking or similar or related services from any persons not authorized by the Landlord to furnish such services. Such services shall be furnished only at such hours, in such places within the premises and under such regulations as may be fixed by the Landlord.

     4. Where any damage to the public portions of the Building or to any portions used in common with other tenants is caused by the Tenant or its employees, licensees or invitees, the cost of repairing the same shall be paid by the Tenant upon demand.

     5. Except in the case of a shop, no lettering, sign, advertisement, trademark, emblem, notice or object shall be displayed in or on the windows or doors, or on the outside of the premises, or at any point inside the premises where the same might be visible outside the premises, except that the name of the Tenant may be displayed on the entrance door of the premises, subject to the approval of the Landlord as to the location, size, color and style of such display. The inscription of the name of the Tenant on the door of the premises shall be done by the Landlord and the expense thereof shall be paid by the Tenant to the Landlord.

     6. No awnings or other projections of any kind over or around the windows or entrances of the premises shall be installed by the Tenant, and only such window blinds and shades as are approved or supplied by the Landlord shall be used in the premises. Linoleum, tile or other floor covering shall be laid in the premises only in a manner approved by the Landlord.

     7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon the premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any safe or heavy object, the work involved in such distribution shall be done in such manner as the Landlord shall determine and the expense thereof shall be paid by the Tenant. The moving of safes and other heavy objects shall take place only upon previous notice to, and at times and in a manner approved by, the Landlord, and the persons employed to move the same in and out of the Building shall be acceptable to the Landlord. No machines, machinery or electrical or electronic equipment or appliances of any kind shall be placed or operated so as to disturb other tenants. Freight, furniture, business equipment, merchandise and packages of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord.

     8. No noise, including the playing of any musical instrument, radio or television, which,in the judgment of the Landlord, might disturb other tenants in the Building, shall be made or permitted by the Tenant. No animal shall be brought into or kept in the Building or the premises. No dangerous, inflammable, combustible or explosive object or material shall be brought into or kept in the Building by the Tenant or with the permission of the Tenant, except as permitted by law and the insurance companies insuring the Building or the property therein. Any cuspidors or containers or receptacles used as such in the premises, or for garbage or similar refuse, shall be emptied, cared for and cleaned by the Tenant.

     9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the premises and no lock on any door shall be changed or altered in any respect. Duplicate keys for the premises and toilet rooms shall be procured only from the Landlord, and the Tenant shall pay to the Landlord the Landlord's reasonable charge therefor. Upon the expiration or termination of the Lease, all keys of the premises and toilet rooms shall be delivered to the Landlord.

     10. All entrance doors in the premises shall be left locked by the Tenant when the premises are not in use. No door (other than a door in an interior partition of the premises) shall be left open at any time.

     11. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed by the Landlord when, in its judgment, it deems it necessary, desirable or proper for its best interest or for the best interests of the tenants, and no recision, alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of another tenant. The Landlord shall not be responsible to the Tenant for the nonobservance or violation by any other tenant of any of the rules or regulations at any time prescribed by the Landlord.

--------------------------------------------------------------------------------

                         THE REALLY USEFUL COMPANY, INC.

                                  [FLOORPLAN]


--------------------------------------------------------------------------------

                               ROCKEFELLER CENTER
                               1 ROCKFELLER PLAZA

                                   EXHIBIT B
                            CLEANING SPECIFICATIONS
GENERAL
                 All hard surface flooring to be dust mopped nightly. All other floor maintenance shall be done at Tenant's expense.
                 All carpeting and rugs to be carpet swept nightly and vacuumed twice monthly.
                 Hand dust nightly all furniture tops and exposed surfaces of shelves, ledges and bookcases within reach.
                 Empty and wipe clean all waste baskets nightly and remove the contents thereof from the premises.
                 Empty and wipe clean all ash trays and screen all sand urns nightly.
                 Wash clean all water fountains and coolers nightly.
                 Dust all door and other ventilating louvers within reach, as necessary.
                 Dust all telephones as necessary.
                 Sweep all private stairway structures nightly.
                 All windows are to be washed approximately five times per year. Do all high dusting approximately once every three months, namely:

                                  Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.
                                  Dust clean all vertical surfaces, such as walls, partitions, doors and bucks and other surfaces not reached in nightly cleaning. Dust clean all pipes, ventilating and conditioning louvers, ducts, diffusers, high mouldings and other high areas not reached in nightly cleaning.
                                  Dust all lighting fixtures, including
                                  exterior surfaces of diffusers and
                                  enclosures.
                                  Dust all venetian blinds.
CORE LAVATORIES
                 Sweep and wash all lavatory floors nightly, using disinfectants.
                 Wash and disinfect all basins, bowls and urinals nightly.
                 Wash and disinfect all toilet seats nightly.
                 Hand dust and clean, washing where necessary, all partitions, tile walls, dispensers and receptacles in all lavatories and restrooms nightly.
                 Empty paper towel receptacles and transport wastepaper from the premises nightly.
                 Fill toilet tissue holders nightly (tissue to be furnished by Landlord).
                 Empty sanitary disposal receptacles nightly.
                 Wash interior of wastecans and receptacles at least once a week.
                 If core lavatory is within Tenant's space, the soap and towel dispenser will be filled at Tenant's direction at Tenant's expense. If core lavatory is on a public corridor, the soap and towel dispenser will be maintained by Landlord.

PUBLIC AND CORE AREAS AND ELEVATORS
                 Dust mop all floors nightly and wash once a week. Spray buff resilient tile flooring on a semi-monthly schedule.
                 Inspect, maintain and keep clean firehoses, extinguishers and similar equipment as necessary.
                 Spot wash wall of corridors and public stairways as necessary. Empty and screen all cigarette urns daily.
                 Mop floor in public stairwells once per week.
                 Dust elevator doors and frames, and Building directories as required.
                               * * * * * * * *
"Nightly", as used herein, shall be exclusive of Saturdays, Sundays and holidays. "Holidays", as used herein, shall mean any day which is specified as a holiday for all union members in the applicable building service union agreement (as distinguished from days which are specified as holidays in such union agreement on an individual basis such as a member's birthday or a death of a relative).

improvements, installations and appurtenances are herein sometimes called "the additional space".

         The term of the Lease for which the additional space is hereby leased and demised shall commence on September 1, 1993 (subject to Article Second of the Lease) or on such earlier date as the Tenant shall occupy the additional space with the consent of the Landlord (such date for the commencement of the term with respect to the additional space being herein called "the additional space term commencement date") and shall end on September 30, 2002 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law.

         For the portion of the term of the Lease for which the additional space is hereby leased and demised, the fixed rent reserved under the Original Lease shall be increased by the following amount: $35,150.00 per annum and the Tenant does hereby covenant and agree to pay said fixed rent as so increased and the additional rent and percentage rent (if any) payable under the Lease, at the times and in the manner specified in the Lease for the payment of fixed rent, additional rent and percentage rent (if any). Notwithstanding the foregoing, the fixed rent payable hereunder shall be abated at the rate of $35,150.00 per annum during the period commencing on the additional space term commencement date and ending one-hundred fifty (150) days thereafter, which said abatement shall not be deemed to be an "abatement of the fixed rent" within the meaning of the fourth paragraph of Article Twenty-fourth of the Lease.

         The term "the premises" as used in the Lease shall be deemed to include the additional space except with respect to the provisions of Article Twenty-fourth of the Lease and except that, in applying the provisions of Article Second of the Lease to the additional space, (a) "the premises" shall be deemed to refer to the additional space only, (b) "the term commencement date" referred to in said Article shall be deemed to mean the additional space term commencement date, and (c) "the specific date hereinabove designated for the commencement of the term" with respect to the additional space shall be deemed the date which in said Article is referred to as "the specific date hereinabove designated for the commencement of the term hereof" and except that, unless herein in this Supplemental Indenture otherwise expressly provided, nothing herein contained shall give to the Tenant any option for the renewal or extension of the term hereby granted with respect to the additional space.

         (2) In applying the provisions of Article First of the Original Lease to the additional space, the sixth paragraph such Article shall be deemed to read as follows:

         "In determining the rentable area and, where applicable, the useable area of any budding in the Center or any portion thereof pursuant to any provision of this Lease, the rentable area or useable area of such building or such portion, as the case may be, shall be the rentable area or useable area thereof in square feet determined in accordance with the Standard Method of Floor Measurement for Office Buildings approved by The Real Estate Board of New York, Inc., which became effective on January 1, 1987, assuming a 20% loss factor from rentable to useable.

         (3) Effective on and after execution and delivery of this Supplemental Indenture, the first paragraph of Article Fourth of the Original Lease shall be amended by adding the following after the third sentence of said paragraph:

         "The Tenant shall (i) close up any slab penetration in the premises and (ii) remove any safes, vault areas, lead-lined rooms, conveyors, pneumatic tubes, internal elevators, and mechanical and electrical room and telephone switchrooms and the equipment therein installed in the premises by the Tenant."

         (4) Effective on and after execution and delivery of this Supplemental Indenture, Article Sixth of the Original Lease shall be amended by deleting in its entirety subparagraph (j) thereof and the word "and" which precedes it, and substituting therefor the following two subparagraphs to read as follows:

                 "(j) indemnify, and save harmless, the Landlord, and its agents and partners and its and their respective contractors, licensees, invitees, servants, officers, directors, agents and employees, any mortgagee under any underlying mortgage and any landlord under any of the underlying leases (the "Indemnitees") from and against all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including reasonable counsel fees and disbursements incurred in the defense thereof) to which any Indemnitee may (except insofar as it arises solely out of the negligence of any such Indemnitee in the operation and maintenance of the Building) be subject or suffer whether by reason of, or by reason of any claim for, any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of, or from any work or thing whatsoever done in, any part of the premises or the Center

         (other than by such Indemnitee) during the term of this Lease or during the period of time, if any, prior to the commencement of such term that the Tenant may have been given access to such part for the purpose of doing work or otherwise, or as a result of the Tenant, any other occupant of the premises (other than the Landlord), any affiliate thereof, or any of their respective employees, officers, directors, partners, contractors, agents, licensees or invitees (each, a "Tenant Party") performing any such work or otherwise that subjects any Indemnitee to any Requirement (as hereinafter defined) to which such Indemnitee would not otherwise be subject, or arising from any condition of the premises due to or resulting from any default by the Tenant in the keeping, observance or performance of any provision contained in this Lease or from any act or negligence of any Tenant Party; and

                 (k) maintain, at all times during the term of this Lease and during any other times the Tenant is granted access to the premises, a policy or policies of commercial general liability insurance (including, without limitation, insurance of the Tenant's contractual liability under this Lease) with the premiums fully paid on or before the due date, issued by a reputable insurance company licensed to do business in the State of New York, having a minimum rating A- by A.M. Best & Company or such other financial rating as the Landlord may at any time consider appropriate, and reasonably acceptable to the Landlord. Such insurance shall afford minimum limits as the Landlord may reasonably designate from time to time, but in no event less than $3,000,000 per occurrence with a $5,000,000 aggregate in respect of injury or death to any number of persons and not less than $3,000,000 for damage to or loss of use of property in any one occurrence. Each such policy shall provide that it cannot be canceled except upon thirty (30) days' prior notice to the Landlord and shall name the Indemnitees and such other designees as the Landlord may from time to time designate as additional insureds thereunder. The Tenant shall furnish original certificates of such insurance to the Landlord prior to the term commencement date (or any date on which the Tenant is granted earlier access) and thereafter not less than thirty (30) days prior to the expiration of each such policy and any renewals or replacements thereof."

         (5) Effective on and after execution and delivery of this Supplemental Indenture, the first paragraph of Article Eleventh of the Original Lease shall be amended in the following respects, namely:

                 (a) by deleting the words, "either" where it appears just prior to the beginning of subdivision (i) and "or" where it appears at the end of subdivision (i), of the first sentence of said paragraph;

                 (b) by adding subdivision (iii) to the end of the first sentence in said paragraph, to read as follows:

                 "or (iii) all laws, ordinances, rules, orders and regulations of all governmental and quasi-governmental authorities and of all insurance bodies, at any time duly issued and in force (herein called "Requirements") having as a primary purpose the benefit of disabled persons." and

                 (c) by adding the following sentence to the end of said paragraph:

                 'For the purpose of this Article, providing and installing of sprinklers shall be deemed to be a non-structural alteration."

         (6) It is expressly agreed and understood that in applying the provisions of Article Twenty-fourth of the Original Lease to any part of the additional space, the first paragraph of said Article shall be amended to read as follows:

                 "If the sum of the Building Square Foot Share of the Real Estate Taxes for any Computation Year plus 110% of the Center Square Foot Share of the Cost of Operation and Maintenance for such Computation Year shall be greater (resulting in an excess) or shall be less (resulting in a deficiency) than the sum of the Building Square Foot Share of the Real Estate Taxes for the twelve month period ending on June 30, 1994, plus 110% of the Center Square Foot Share of the Cost of Operation and Maintenance for the Computation Year ending on December 31, 1993, then promptly after the Landlord shall furnish the Tenant with an Escalation Statement relating to such Computation Year the Tenant shall, in case of such an excess, pay to the Landlord, as additional rent for the premises for such Computation Year, an amount equal to the product obtained by multiplying such excess by the Tenant's Area and the Landlord shall, in case of such a deficiency, pay to the Tenant an amount equal to the product obtained by multiplying such deficiency by the Tenant's Area."

         (7) Effective upon execution and delivery of this Supplemental Indenture, Article Twenty-fifth of the Original Lease shall be amended by adding the following paragraphs to the end of said Article:

                 "If the Tenant holds-over in the premises after the expiration or termination of this Lease without the consent of the Landlord, the Tenant shall:

                          (a) pay as hold-over rental for each month of the hold-over tenancy an amount equal to the greater of (i) one and one-half times the fair market rental value of the premises for such month (as reasonably determined by Landlord) or (ii) one and one-half times the fixed rent which Tenant was obligated to pay for the month immediately preceding the expiration or termination of this Lease;

                          (b) be liable to the Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by the Landlord for all or any part of the premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by the Tenant and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by the Tenant; and

                          (c) indemnify the Landlord against all claims for damages by any New Tenant.

         No holding-over by the Tenant, nor the payment to the Landlord of the amounts specified above, shall operate to extend the term of this Lease.

                 Any obligation of the Landlord or the Tenant which by its nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after the expiration or earlier termination of this Lease, and any liability for a payment which shall have accrued to or with respect to any period ending at the time of such expiration or termination, unless expressly otherwise provided in this Lease, shall survive the expiration or earlier termination of this Lease. If there is any payment required to be made by the Tenant under this Lease for which no time period is stated within which the payment must be made, such payment shall be made within thirty (30) days after demand by the Landlord."

         (8) In applying the provisions of Article Twenty-ninth of the Original Lease to any part of the additional space, the third paragraph of said Article shall be amended to read as follows:

         "The term "Applicable Rental Rate" as used in this Article shall be deemed to mean $37.00 per annum.

         (9) Effective upon execution and delivery of this Supplemental Indenture, a new Article to be numbered Thirty-third shall be added to the Original Lease immediately after Article Thirty-second thereof reading as follows:

                 "HAZARDOUS SUBSTANCES. The Tenant shall not (i) cause or permit to be brought to the Building, the Land or the Center any hazardous substances, (ii) cause or permit the storage or use of hazardous substances in any manner not permitted by any Requirements applicable to the Land, the Building or the premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease, or (iii) cause or permit the escape, disposal or release of any hazardous substances on or in the vicinity of the Building, Land or Center; provided, that nothing herein shall prevent the Tenant's use of any hazardous substances customarily used in the ordinary course of office work if such use is for such ordinary course of office work and is in accordance with all Requirements applicable to the Land, the Building or the premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease.

                 'Hazardous substances' are (i) any 'hazardous wastes' as defined by the Resource, Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended, and regulations promulgated thereunder; (ii) any hazardous, toxic or dangerous waste, substance or material' specifically defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended, and regulations promulgated thereunder; and (iii) any hazardous, toxic or dangerous chemical, biological or other waste, substance or material as defined in any so-called 'superfund' or 'superlien' law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning such waste, substance or material; including, without limiting the generality of the foregoing, asbestos, radon, urea formaldehyde, polychlorinated biphenyls, and petroleum products including gasoline, fuel oil, crude oil and various constituents of such products. Without limiting the generality of subparagraph (j) of Article Sixth hereof, the Tenant agrees that the covenants and warranties contained in this Article are included within the matters as to which the Indemnitees shall be indemnified pursuant to said subparagraph (j) of Article Sixth hereof.

                 The covenants contained in this Article shall survive the expiration or earlier termination of this Lease."

         (10) Work by Tenant. The Tenant shall promptly submit to the Landlord, for the Landlord's approval, complete architectural and mechanical working drawings and specifications showing a proposed renovation of that portion of the additional space reserved for the Tenant's use (herein called "the Work, Area") as desired by the Tenant consistent with the, design, construction and equipment of the Building and in conformity with its standards, all in such form and in such detail as may be reasonably required by the Landlord including the installation of a sprinkler system. The working drawings and specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent architect licensed in the State of New York (in consultation with a competent engineer where required by the nature of the work), reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary for the preparation of said working drawings and specifications and in connection with securing the aforesaid approval thereof by the Landlord and with the securing by the Tenant of such approvals as by reason of the nature of the work shown on said working drawings and specifications, may be required from the Department of Buildings of the City of New York and any other governmental authorities.

         If the Landlord shall not approve any working drawing or specification as submitted by the Tenant, the Landlord shall with reasonable promptness notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said approval and as promptly as reasonably possible after being so informed by the Landlord, the Tenant shall submit to the Landlord, for the Landlord's approval (which approval shall not be unreasonably withheld), a working drawing or specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and approved by the Landlord (said working drawings and specifications, as so approved, being herein called "the Working Drawings"). Any such approval by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable laws, ordinances, rules orders and regulations of all governmental and quasi-governmental authorities and of all insurance bodies, at any time duly issued and in force, but only that the work required thereby will not interfere with the systems of the Building and is compatible with the design and structure of the Building.

         Such renovation shall be performed in accordance with, and subject to all of the terms and conditions of the Lease (including, but not limited to, subparagraph (e) of

Article Sixth thereof). Upon the approval by the Landlord of the Working Drawings, the Tenant shall proceed with due dispatch to cause the work as shown on such approved Working Drawings to be done at the Tenant's sole cost and expense (subject to reimbursement as hereinafter provided).

         The workmen and the contractors performing the work and the manner, terms and conditions upon which the same is performed shall be satisfactory to and approved by the Landlord. The work shall at all times comply with (a) all applicable laws, ordinances, rules orders and regulations of all governmental and quasi-governmental authorities and of all insurance bodies, at any time duly issued and in force having jurisdiction with respect thereto, and (b) with the reasonable rules and regulations of the Landlord pertaining to the performance thereof.

         Upon the completion of the work, the Tenant shall deliver to the Landlord (i) general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the work and the materials furnished in connection therewith, (ii) a certificate from the Tenant's architect certifying that the work has been completed in accordance with this Lease, all applicable rules and regulations of the Landlord, all Requirements and the Working Drawings, and (iii) a certificate signed by the Tenant's general contractor stating that all contractors, subcontractors and materialmen have been paid for all work and materials furnished through such date. Notwithstanding the foregoing, but in all events subject to the Tenant's obligation to keep the Premises and the Building free of liens, the Tenant shall not be required to deliver to the Landlord any general release or waiver of lien, as required by the preceding sentence, if the Tenant shall be disputing in good faith the payment which would otherwise entitle the Tenant to such release or waiver, provided that the Tenant shall keep the Landlord advised in a timely fashion of the status of any such dispute and the basis therefor and the Tenant shall deliver to the Landlord the general release or waiver of lien when any such dispute is settled.

         The Landlord agrees that upon receipt by it of evidence satisfactory to it (as provided in the immediately preceding paragraph hereof) of the completion of such work in a manner reasonably satisfactory to the Landlord, and upon the furnishing by the Tenant to the Landlord of the evidence (as provided in such immediately preceding paragraph) of the payment therefor by the Tenant, the Landlord shall reimburse to the Tenant the lesser of (i) the actual cost of such work, or (ii) $42,750.00.

         (11) BROKERAGE COMMISSION. The Tenant represents and warrants that neither it nor any of its directors, officers, employees or agents has acted so as to entitle any brokers, other than Wilrock National, Inc., 485 Madison Avenue, New York, N.Y. 10022 and Rockefeller Center Management Corporation, to a commission in connection with this transaction.

         The Tenant represents and warrants that neither it nor any of its directors, officers, employees or agents has acted so as to entitle any broker to a commission, reimbursement or other compensation arising from or in connection with this transaction. The Tenant shall indemnify and save harmless the Landlord and its officers, directors, agents and employees from and against all liability, claims, suits, demands, judgments, costs, interest and expenses (including counsel fees and disbursements incurred in the defense thereof) to which the Landlord or any such officer, director, agent or employee may be subject or suffer by reason of any claim made by any person, firm or corporation for any commission, reimbursement or other compensation arising from or as a result of the execution and delivery of this Supplemental Indenture or the demising of the premises by the Landlord to the Tenant pursuant to this Supplemental Indenture.

         (12) EXTRA SPACE. If the Lease shall at the time be in full force and effect and the term hereof shall not have expired or terminated, the Landlord will not enter at any time prior to August 31, 1996, into a lease with any other person, firm or corporation covering the demise of space 'B' on the 15th Floor of the Building as shown hatched on the diagram attached hereto as Exhibit B (herein called an "Extra Space"), until a period of ten (10) days shall have elapsed after the Landlord shall have notified the Tenant that such Extra Space is or will be available for leasing. The Landlord agrees that, if so requested by the Tenant, it will negotiate in good faith with the Tenant during said period of ten (10) days for the leasing of such Extra Space to the Tenant upon terms mutually satisfactory to the Landlord and the Tenant, which shall, with the exception of the financial terms, be substantially the terms and conditions of the Lease. If such mutually satisfactory terms with respect to any Extra Space have not been agreed to by the Landlord and the Tenant in a written agreement, fully executed and unconditionally delivered by both parties by the end of such period of ten (10) days, then the Landlord shall have no further obligation to the Tenant with respect to such Extra Space.

         Notwithstanding anything hereinbefore contained to the contrary, the Extra Space shall not be deemed to be available for leasing to the Tenant if
(i) the Landlord renews or
extends, in whole or in part, the then existing lease covering the Extra Space or leases all or any part of the Extra Space to the present lessee of the Extra Space, or (ii) the Extra Space has been previously offered to the Tenant and the Tenant has not exercised such option or the Landlord and the Tenant failed to achieve mutually satisfactory terms with respect to a prior offer of the Extra Space.

         (13) THE ORIGINAL LEASE, as hereby amended, shall remain in full force and effect according to its terms and conditions.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

                                  ROCKEFELLER CENTER PROPERTIES,
                                  By ROCKEFELLER CENTER MANAGEMENT
                                  CORPORATION, its Agent

                                  By  /s/ [ILLEGIBLE]
                                     -----------------------------------
                                                    Vice President


Attest:

/s/ [ILLEGIBLE]
-----------------------------------
               Assistant Secretary



                                  THE REALLY USEFUL COMPANY, INC.

                                  By    /s/ [ILLEGIBLE]
                                     -----------------------------------
                                                    Vice President

Attest:
/s/ [ILLEGIBLE]
-----------------------------------
               Assistant Secretary

                                                                       EXHIBIT A


                          [ROCKEFELLER PLAZA DIAGRAM]


THE REALLY USEFUL COMPANY, INC.


ALL AREAS AND DIMENSIONS
ARE APPROXIMATE
7-27-93

                                                                        LP#47OML
                               ROCKEFELLER CENTER

                              I ROCKEFELLER PLAZA

                                                                       EXHIBIT B


                          [ROCKEFELLER CENTER DIAGRAM]


                                                 THE REALLY USEFUL COMPANY, INC.


ALL AREAS AND DIMENSIONS
ARE APPROXIMATE


                                                                        LP#478ML
                               ROCKEFELLER CENTER
                                                                    OPTION SPACE

                                                                          [LOGO]

         SUPPLEMENTAL INDENTURE, dated June 10, 1994, between ROCKEFELLER CENTER PROPERTIES, a partnership, having an office at No. 1230 Avenue of the Americas, New York, N.Y. 10020 (herein called "the Landlord"), and THE REALLY USEFUL COMPANY, INC., a Delaware corporation, having an office at No. One Rockefeller Plaza, New York, N.Y. 10020 (herein called "the Tenant").

         By Lease dated July 15, 1992, as the same heretofore may have been amended (herein called "the Original Lease"), certain premises, as therein described, in the building known as One Rockefeller Plaza (herein called "the Building") in Rockefeller Center (herein called "the Center"), in the Borough of Manhattan, New York, N.Y., are now leased and demised by the Landlord to the Tenant.

         The parties hereto mutually desire to amend the Original Lease as herein set forth, and are executing and delivering this Supplemental Indenture for such purpose (the Original Lease as amended by this Supplemental Indenture is herein called "the Lease").

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that the parties hereto, in consideration of the terms and conditions herein contained, hereby amend the Original Lease in the following respects, and only in the following respects:

         (1) DEMISE OF ADDITIONAL SPACE, TERM AND RENT. The Landlord does hereby lease and demise to the Tenant, and the Tenant does hereby hire and take from the Landlord, subject and subordinate to the underlying leases and the underlying mortgages (as defined in the Original Lease), and upon and subject to the terms and conditions of the for the term hereinafter stated, the space(s) substantially as shown hatched on the diagram(s) attached hereto as Exhibit A and designated as 'G' on the 15th Floor of the Building, together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of the Lease with respect to said space(s) are thereto attached (except items not deemed to be included therein and removable by the Tenant as provided in Article Fourth of the Lease); which space(s), fixtures, equipment, improvements, installations and appurtenances are herein sometimes called "the additional space".

         The term of the Lease for which the additional space is hereby leased and demised shall commence on July 1, 1994 (subject to Article Second of the Lease) or on such earlier date as the Tenant shall occupy the additional space with the consent of the Landlord (such date for the commencement of the term with respect to the additional space being herein called "the additional space term commencement date") and shall end on September 30, 2002 or an such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law.

         For the portion of the term of the Lease for which the additional space is hereby leased and demised, the fixed rent reserved under the Original Lease shall be increased by the following amount(s): $8,025.00 per annum and the Tenant does hereby covenant and agree to pay said fixed rent as so increased and the additional rent and percentage rent (if any) payable under the Lease, at the times and in the manner specified in the Lease for the payment of fixed rent, additional rent and percentage rent (if any), except that, if the additional space term commencement date shall be other than the first day of a calendar month, the amount by which the first monthly installment of said fixed rent is so increased, apportioned for the part month in question, shall be payable on the additional space term commencement date.

         The term "the premises" as used in the Lease shall be deemed to include the additional space except that, in applying the provisions of Article Second of the Lease to the additional space, (a) "the premises" shall be deemed to refer to the additional space only, (b) "the term commencement date" referred to in said Article shall be deemed to mean the additional space term commencement date, and (c) "the specific date hereinabove designated for the commencement of the term" with respect to the additional space shall be deemed the date which in said Article is referred to as "the specific date hereinabove designated for the commencement of the term hereof" and except that, unless herein in this Supplemental Indenture otherwise expressly provided, nothing herein contained shall give to the Tenant any option for the renewal or extension of the term hereby granted with respect to the additional space.

         (2) TERMINATION BY LANDLORD. The Landlord may elect to terminate the Lease with respect to the additional space only, as of the last day of any calendar month, by giving to the Tenant not less than thirty (30) days prior notice (as to which time is of the essence) of such termination date (the "Landlord Termination Date").

         In the event of the timely giving of such notice, the lease, with respect to the additional space only (unless the same shall have expired sooner pursuant to any of the other conditions of limitation or provisions or this Lease or pursuant to law), shall terminate on the Landlord Termination Date with the same effect as if (the Landlord Termination Date were the date hereinbefore specified for the expiration of the full term granted by the Lease. The Tenant agrees to terminate its occupancy of the additional space not later than the Landlord Termination Date and the fixed rent hereunder shall be apportioned as of such date.

         (3) TERMINATION BY TENANT. The Tenant may elect to terminate the Lease with respect to the additional space only, as of the last day of any calendar month, by giving to the Landlord not less than thirty (30) days prior notice (as to which time is of the essence) of such termination date (the "Tenant Termination Date").

         In the event of the timely giving of such notice, the Lease, with respect to the additional space only (unless the same shall have expired sooner pursuant to any of the other conditions of limitation or provisions of this Lease or pursuant to Law), shall terminate on the Tenant Termination Date with the same effect as if the Tenant Termination Date were the date hereinbefore specified for the expiration of the full term granted by the Lease. The Tenant shall terminate its occupancy of the additional space not later than the Tenant Termination Date and the fixed rent hereunder shall be apportioned as of such date.

         With respect to a termination under Articles (2) or (3) of this Supplemental Indenture, the Tenant shall complete and timely submit all returns and questionnaires relating to New York City and State real property transfer tax laws and any other applicable real property transfer or gains tax laws, if required (the taxes which are (the subject or such laws are hereinafter collectively called "Transfer Taxes"). The Tenant shall timely pay all Transfer Taxes, if any, and shall deliver evidence, reasonably acceptable to the Landlord, of such payment simultaneously to the Landlord. The Tenant shall indemnify and hold harmless the Landlord from all losses, liabilities, interest, judgments, suits, demands, damages, costs and expenses (including attorneys' fees and disbursements incurred in the defense thereof) which the Landlord may incur by reason of the Tenant's failure to complete and timely submit any and all Transfer Tax returns and question and/or the Tenant's failure to timely pay any and all Transfer Taxes. The provisions of this paragraph shall survive the expiration of the Lease.

         (4) In applying the provisions of Article Twenty-fourth of the Original Lease to the additional space, the dates "June 30, 1993" and "December 31, 1993" where they appear in the first paragraph of said Article shall be deemed to be "June 30, 1995" and "December 31, 1994", respectively.

         (5) It is expressly understood and agreed that the provisions of Article Twenty-Ninth and Rider C-1 of the Original Lease shall not be deemed to apply to the additional space.

         (6) BROKERAGE INDEMNIFICATION. The Tenant represents and warrants that neither it nor any of its directors, officers, employees or agents has acted so as to entitle any broker to a commission, reimbursement or other compensation arising from or in connection with this transaction. The Tenant shall indemnify and save harmless the Landlord and its officers, directors, agents and employees from and against all liability, claims, suits, demands, judgments, costs, interest and expenses (including counsel fees and disbursements incurred in the defense thereof to which the Landlord or any such officer, director, agent or employee may be subject or suffer by reason of any claim made by any person, firm or corporation for any commission, reimbursement or other compensation arising from or as a result of the execution and delivery of this Supplemental Indenture or the demising of the premises by the Landlord to the Tenant pursuant to this Supplemental Indenture.

                            (Continued on next page)

         (7) THE ORIGINAL LEASE, as hereby amended, shall remain in full force and effect according to its terms and conditions.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

                                  ROCKEFELLER CENTER PROPERTIES,
                                  By ROCKEFELLER CENTER MANAGEMENT
                                  CORPORATION, ITS AGENT


                                  By  /s/ [ILLEGIBLE]
                                     -----------------------------------
                                                   Vice President

Attest:
/s/ [ILLEGIBLE]
-----------------------------------
              Assistant Secretary


                                  THE REALLY USEFUL COMPANY, INC.

                                  By  /s/ [ILLEGIBLE]
                                     -----------------------------------
                                                   Vice President

Attest:
/s/ [ILLEGIBLE]
-----------------------------------
              Secretary

                                                                       EXHIBIT A


                          [ROCKEFELLER PLAZA DIAGRAM]


                                                 THE REALLY USEFUL COMPANY, INC.


ALL AREAS AND DIMENSIONS
ARE APPROXIMATE



                               ROCKEFELLER CENTER

                               1 ROCKEFELLER PLAZA

                                                                          [LOGO]


         SUPPLEMENTAL INDENTURE, dated as of April 1, 1996, between ROCKEFELLER CENTER PROPERTIES, a partnership, having an office at 123O Avenue of the Americas, New York, N.Y. 10020 (the "Landlord"), and THE REALLY USEFUL COMPANY, INC., a Delaware corporation, having an office at One Rockefeller Plaza, New York, New York 10020, (the "Tenant").

         By Lease dated July 15, 1992, as the same heretofore may have been amended (the "Original Lease"), certain premises, as therein described, in the building known as One Rockefeller Plaza (the "Building") in Rockefeller Center (the "Center"), in the Borough of Manhattan, New York, N.Y., are now leased and demised by the Landlord to the Tenant.

         The parties hereto mutually desire to amend the Original Lease as herein set forth, and are executing and delivering this Supplemental Indenture for such purpose (the Original Lease as amended by this Supplemental Indenture, the "Lease").

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that the parties hereto, in consideration of the terms and conditions herein contained, hereby amend the Original Lease in the following respects, and only in the following respects:

         (1) DEMISE OF ADDITIONAL SPACE, TERM AND RENT. The Landlord does hereby lease and demise to the Tenant, and the Tenant does hereby hire and take from the Landlord, subject and subordinate to the (as defined in the Original Lease), and upon and subject to the terms and conditions of the Lease for the term hereinafter stated, the space substantially as shown hatched on the diagram attached hereto as Exhibit A and designated as 'F' on the 15th Floor of the Building, together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of the Lease with respect to said space are thereto attached (except items not deemed to be included therein and removable by the Tenant as provided in Article Fourth); which space, fixtures, equipment, improvements, installations and appurtenances are sometimes called the "Additional Space".

         The term of the Lease for which the Additional Space is hereby ]eased and demised shall commence on April 1, 1996 (subject to Article Second of the Lease) or on such earlier date as the Landlord shall deliver to the Tenant possession of the Additional Space (the "Additional Space Term Commencement Date") and shall end on March 31, 2001 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law.

         For the period of the term of the Lease for which the Additional Space is hereby leased and demised, the fixed rent reserved under the Original Lease shall be increased by the following amount: $77,296.80 per annum. The Tenant does hereby covenant and agree to pay said fixed rent as so increased and the additional rent payable under the Lease, at the times and in the manner specified in the Lease for the payment of fixed rent and additional rent, except that, the Tenant shall pay, upon the execution of this Supplemental Indenture by the Tenant, $6,441.40 to be applied against the first installment or installments of fixed rent coming due hereunder. Notwithstanding the foregoing, the fixed rent payable with respect to the Additional Space shall be abated at the rate of $77,296.80 per annum during the period commencing on the
(i) Additional Space Term Commencement Date and ending on the date which is sixty (60) days thereafter, (i) first anniversary of the Additional Space Term Commencement Date and ending on the date which is sixty (60) days thereafter,
(iii) second anniversary of the Additional Space Term Commencement Date and ending on the date which is sixty (60) days thereafter and (iv) the third anniversary of the Additional Space Term Commencement Date and ending on the date which is thirty (30) days thereafter, which said abatements shall not be deemed an "abatement of the fixed rent" within the meaning of the fourth paragraph of Article Twenty-fourth of the Lease.

         The term the "Premises" as used in the Lease shall be deemed to include the Additional Space except that, (I) in applying the provisions of Article Second of the Lease to the Additional Space, (a) the "Premises" shall be deemed to mean the Additional Space only, (b) the "term commencement date" shall be deemed to mean the Additional Space Term Commencement Date, and (c) the "specific date hereinabove designated for the commencement of the term" with respect to the Additional Space shall mean the Additional Space Term Commencement Date and (II) Articles Twenty-sixth, Twenty- seventh, Twenty-eighth and Rider C-1 shall not apply to the Additional Space. Except as otherwise expressly provided, nothing herein contained shall give to the Tenant any option for the renewal or extension of the term hereby granted with respect to the Additional Space.

         (2) In applying the provisions of Article First of the Original Lease to the Additional Space only, the sixth paragraph of such Article shall be deemed to read as follows:

                 "In determining the rentable area and, where applicable, the useable area of any building in the Center or any portion thereof pursuant to any provision of this Lease, the rentable area or useable area of such building or such portion, as the case may be, shall be the rentable area or useable area thereof in square feet determined in accordance with the Standard Method of Floor Measurement for Office Buildings approved by The Real Estate Board of New York, Inc., which became effective on January 1, 1987, assuming a 20% loss factor from rentable to useable. The parties agree that as of the date hereof the Additional Space contains 2,408 rentable square feet."

         (3) Article Twenty-fourth of the Original Lease, as it applies to the Additional Space only, shall be amended to read as follows:

                 "Adjustments for Changes in Landlord's Costs and Expenses.
                 24.1. If for any Computation Year, the R.E. Tax Share of the Real Estate Taxes shall be greater than Base Real Estate Taxes, or 110% of the O.E. Share of the Cost of Operation and Maintenance shall be greater than 110% of the Base COM, then the Tenant shall pay to the Landlord, as additional rent, an amount equal to the product obtained by multiplying such excess or excesses by the Tenant's Area.

                 24.2. In order to provide for current payments on account of the additional rent which may be payable to the Landlord pursuant to Section 24.1 of this Article for any Computation Year, the Tenant agrees to make such payments on account of said additional rent for and during such Computation Year, as the case may be, as follows:

                          (a) With respect to Real Estate Taxes, the Tenant shall pay its share thereof in two semiannual installments in advance on the first day of June and December, each equal to the product of the Tenant's Area multiplied by one-half of the excess of the R.E. Tax Share of the Real Estate Taxes for the Tax Year in which the Landlord's corresponding tax payment falls over the Base Real Estate Taxes, it being understood that if the tax bill for the following Tax Year is not received in time to bill the June 1 payment, the Landlord may estimate the payment due on June 1 based on the Landlord's estimate of the Real Estate Taxes for such following Tax Year. If, upon issuance of the tax bill for such following Tax Year, such estimated amount results in an underpayment, the Tenant shall pay to the Landlord the amount of the underpayment. If, upon issuance of the tax bill for such following Tax Year, such estimated amount results in an overpayment, the Landlord shall either pay to the Tenant an amount equal to the overpayment or permit the Tenant a credit for such amount against future rent payments. If there shall be any increase in Real Estate Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Real Estate Taxes for any Tax Year, whether during or after such Tax Year, the Tenant shall pay its share of any increase, or, to the extent the decrease does not reduce the R.E. Tax Share of Real Estate Taxes below the Base Real Estate Taxes, receive its share of any decrease, substantially in the same manner as provided in the preceding two sentences. If during the term of the Lease, Real Estate Taxes are required to be paid (either to the appropriate taxing authorities or as a tax escrow to the holder of an underlying lease or an underlying mortgage), on any other date or dates than as presently required, then the Tenant's payments toward Real Estate Taxes shall be correspondingly accelerated or revised so that such payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or to the holder of an underlying lease or underlying mortgage.

                          (b) With respect to Cost of Operation and Maintenance, the Tenant shall pay an amount each month equal to the product of the Tenant's Area multiplied by 1/12th of the excess of 110% of the O.E. Share of the Cost of Operation and Maintenance for such Computation Year as reasonably estimated by the Landlord over 110% of the Base COM, the installment for each calendar month to be due and payable upon the receipt from the Landlord of a bill for the same. If, as finally determined, the amount of additional rent payable by the Tenant to the Landlord pursuant to this subsection for such Computation Year shall be greater than (resulting in an underpayment) or be less than (resulting in an overpayment) the aggregate of all the installments so paid on account to the Landlord by the Tenant for such Computation Year, then, promptly after the receipt of the bill for such Computation Year and, in performance of its obligations under Section 24.1, the Tenant shall, in case of such an underpayment, pay to the Landlord an amount equal to such underpayment or the Landlord shall, in case of such an overpayment, either pay to the Tenant an amount equal to such overpayment or permit the Tenant a credit for such amount against future rent payments.

         24.3.   As used in this Article:

                          (a) "Computation Year" shall mean each calendar year in which occurs any part of the term of this Lease and, in the case of a Default Termination of this Lease, in which would have occurred any part of the full term of this Lease except for such Default Termination.

                          (b) "Tax Year" shall mean the twelve (12) month period commencing July 1 of each year, or such other twelve
                 (12) month period as may be duly adopted as the fiscal year for real estate tax purposes in The City of New York.

                          (c) "Tenant's Area" shall mean the number of square feet in the rentable area of the premises.

                          (d) "R.E. Tax Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet of the rentable area of the Center (excluding from such denominator the number of rentable square feet in any portion of the Center (i) not leased to the Tenant and for which Real Estate Taxes are not payable in full, or (ii) for which the Real Estate Taxes are payable directly in whole or in part by any person, firm or corporation other than the Landlord, without reimbursement by the Landlord or (iii) at the Landlord's election, constituting a condominium unit not wholly or partially ]eased to the Tenant); provided that the Landlord may elect to limit the denominator to only the number of square feet in the rentable area of the Building if the Landlord makes a similar election for all buildings it owns in the Center.

                          (e) "O. E. Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet in the rentable area of all buildings in the Center exclusive of the rentable area of any such building or any structure on any such building operated and maintained by and at the expense of any person, firm or corporation (other than the Landlord or, at Landlord's election, any affiliate of Landlord) or of any theater or garage located in the Center; provided that the Landlord may elect to limit the denominator to only the number of square feet in the rentable area of the Building if the Landlord makes a similar election for all buildings it owns in the Center.

                          (f) "Real Estate Taxes" shall mean the taxes and assessments imposed upon the Center (to the extent the

                 Landlord does not make the election in the proviso of subsection (d) above), including without limitation assessments made as a result of the Center or part thereof being within a business improvement district (other than any interest or penalties imposed in connection therewith), and all expenses, including fees and disbursements of counsel and experts, reasonably incurred by, or reimbursable by, the Landlord in connection with any application for a reduction in the assessed valuation for the Center or for a judicial review thereof (but in no event shall expenses be included in Base Real Estate Taxes). If due to a future change in the method of taxation any franchise, income, profit or other tax shall be levied against the Landlord in substitution in whole or in part for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax shall be deemed to be a Real Estate Tax for the purposes of this Lease. Real Estate Taxes shall not include any portion thereof (i) allocable to an area not leased to the Tenant and for which what would otherwise be Real Estate Taxes are not payable in full (ii) payable directly, in whole or in part, by a person, firm, entity or corporation other than the Landlord, without reimbursement by the Landlord, or (iii) allocable to a condominium unit that the Landlord elects pursuant to clause (d) above to exclude from the calculation of R.E. Tax Share.

                          (g) "Cost of Operation and Maintenance" shall mean the actual cost incurred by the Landlord or its affiliates with respect to the ownership, operation, maintenance and repair of the Center (to the extent the Center is included in the calculation of O.E. Share, it being understood that if less than the entire Center is included in such calculation, then Cost of Operation and Maintenance shall include a portion of the common area expenses of the Center in the same proportion as the rentable area of the building or buildings included in the calculation of O.E. Share bears to the aggregate rentable area in all buildings in the Center) and the curbs and sidewalks adjoining the same, including, without limitation, the cost incurred for air conditioning; mechanical ventilation; heating; interior and exterior cleaning; rubbish removal; window washing (interior and exterior, including inside partitions); elevators; escalators; hand tools and other moveable equipment to the extent same are not required to be capitalized in accordance with good accounting practice; porter and matron service; electric current, steam, water and other utilities; association fees and dues; protection and security service; repairs; maintenance; compliance with any preservation or similar easement, declaration or agreement containing covenants, restrictions or agreements in respect of maintenance of the Building and/or the Land as a landmark site to the extent same are not required to be capitalized in accordance with good accounting practice; fire, extended coverage, boiler, sprinkler, apparatus, rental income, public liability and property damage insurance; supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting service and maintenance employees, building superintendents, concierges, managers, their assistants and clerical staffs, and persons engaged in supervision of the foregoing; uniforms and working clothes for such employees and the cleaning thereof; expenses imposed pursuant to any collective bargaining agreement with respect to such employees; payroll, social security, unemployment and other similar taxes with respect to such employees; sales, use and other similar taxes; vault charges; franchise fees payable in connection with the concourse levels of the Center; water rates; sewer rents; charges of any independent contractor who does any work with respect to the operation, maintenance and repair of the Center and the curbs and sidewalks adjoining the same; legal, accounting and other professional fees; decorations; and the annual depreciation or amortization over the useful life thereof of costs, including financing costs, incurred for any equipment, device or other capital improvement made or acquired which is either intended as a laborsaving measure or to effect other economies in the operation, maintenance or repair of the Center and said curbs and sidewalks (but only to the extent that the annual benefits anticipated to be realized therefrom are reasonably related to the annual amount to be amortized) or which is required by any Requirement; provided, that the term "Cost of Operation and Maintenance" shall not include (1) Real Estate Taxes, special assessments, franchise taxes or taxes imposed upon or measured by the income or profits of the Landlord, (2) except for depreciation and amortization specifically provided for in this subsection, the cost of any item which is, or should in accordance with good accounting practice be, capitalized on the books of the Landlord, (3) the cost of any electricity furnished to the premises or an other space in the Center demised to other tenants, (4) the cost of any work or service performed for any tenant of space in the Center (including the Tenant) at such tenant's cost and expense, (5) any costs incurred with respect to any theater or garage located in the Center, (6) costs of alterations, improvements or additions to the premises of any other tenant other then repair and maintenance thereof and items required by law or insurance requirements, (7) interest and amortization of any debts, including mortgage indebtedness, and any rents payable in respect to any underlying lease, (8) the costs of any salary payable to, or the cost of any fringe benefits in connection with, the Chairman of the Board, the President, or any Vice President (other than any Vice President in the Operating Division) of the Landlord and their respective secretaries, (9) the cost of soliciting prospective tenants (including brokerage or other leasing commissions) and of preparing and executing leases,
                 (10) the cost of any repair of any damage caused by fire or other casualty to the extent that the cost of such repair is covered by insurance or the Landlord is entitled to be reimbursed therefor by any tenant in addition to the rent payable by such tenant, (11) the cost of any repair necessitated by the taking by condemnation of any part of the Center to the extent that the Landlord is entitled to be reimbursed therefor by the condemning authority, (12) any legal or auditing fees, or (13) any amount paid as ground rent by the Landlord. If during any period for which the Cost of Operation and Maintenance is being computed the Landlord is not for all or any part of such period furnishing any particular work or service (the cost of which if performed by the Landlord would constitute a Cost of Operation and Maintenance) to a portion of the Center due to the fact that such portion is not ]eased to a tenant or that the Landlord is not obligated to perform such work or service in such portion, then the amount of the Cost of Operation and Maintenance for such period shall be deemed, for the purposes of this Article, to be increased by an amount equal to the additional Cost of Operation and Maintenance which would reasonably have been incurred during such period by the Landlord if it had furnished such work or service.

                          (h) "Base Real Estate Taxes" shall mean the R.E. Tax Share of the Real Estate Taxes for the Tax Year beginning on July 1, 1996 and ending on June 30, 1997.

                          (i) "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year beginning on January 1, 1996 and ending on December 31, 1996.

                 24.4. If the term commencement date shall be a day other than a January 1 or the date fixed for the expiration of the full term of this

         Lease shall be a day other than December 31, or if there is any abatement of the fixed rent payable under this Lease (other than a rent abatement pursuant to Article First) or any termination of this Lease (other than a Default Termination), or if there is any increase or decrease in the Tenant's Area, then in each such event in applying the provisions of this Article with respect to any Tax Year or Computation Year in which such event occurred, appropriate adjustments shall be made to reflect the result of such event on a basis consistent with the principles underlying the provisions of this Article, taking into consideration (i) the portion of such Tax Year or Computation Year, as the case may be, which shall have elapsed prior to or after such event, (ii) the rentable area of the premises affected thereby, and (iii) the duration of such event.

                 24.5. The Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations, for the purpose of reducing the Real Estate Taxes.

                 24.6. In the event the Landlord fails to bill the Tenant for Tenant's share of Real Estate Taxes or Cost of Operation and Maintenance by the time such amounts would otherwise be due and payable hereunder, the Tenant shall pay the amount most recently billed for the item in question, subject to subsequent adjustment to reflect the correct amount due."

                 24.7. When requested by the Tenant within six (6) months following the receipt by it of any Escalation Statement, the Landlord, in substantiation of its determination of the amounts set forth in said Escalation Statement, will furnish to the Tenant such additional information as reasonably may be required for such purpose, and, as may be necessary for the verification of such information, will permit the pertinent records of the Landlord to be examined by an officer of the Tenant or by such independent certified public accountant as the Tenant may designate; it being expressly understood that the Landlord shall be under no duty to preserve any such records, or any data or material related thereto, beyond such time as shall be its customary practice with respect thereto.

         (3) In applying the provisions of Article Twenty-ninth of the Original Lease to the Additional Space only, the term "Applicable Rental Rate" shall mean $32.10 per annum.

         (4) Effective on and after April 1, 1996, Article Thirty-second of the Original Lease shall be amended by deleting the figure "$27,935.00" where it appears in the first, second and third paragraphs thereof and substituting therefore the figure "$40,817.80".

         (5) INITIAL ALTERATION BY TENANT. (a) The Tenant shall promptly submit to the Landlord, for the Landlord's review and consent, architectural, electrical and mechanical working drawings and specifications showing the proposed Alteration (as defined in the Original Lease) of the Additional Space as desired by the Tenant and in keeping with the landmark status of, and consistent with the design, construction and equipment of, the Building and the Center and in conformity with its standards, all in such form and in such detail as may be reasonably required by the Landlord. The working drawings and specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent architect licensed in the State of New York (in consultation with a competent engineer licensed in the State of New York where required by the nature of the Alteration), reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary, including, without limitation, hydraulic calculations, for the preparation of said working drawings and specifications and in connection with securing the aforesaid consent thereof by the Landlord and with the securing by the Tenant of such consents as, by reason of the nature of the Alteration shown on said working drawings and specifications may be required from the Department of Buildings of the City of New York and any other governmental or quasi-governmental authorities, including, without limitation, Landmarks Preservation Commission of the City of New York. The Tenant shall submit the working drawings and specifications for review by the Landlord at eighty percent (80%) of completion.

         (b) If the Landlord shall not consent to any working drawing or specification as submitted by the Tenant, the Landlord shall notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said consent. As promptly as reasonably possible after being so informed by the Landlord, the Tenant shall submit to the Landlord for the Landlord's consent, a working drawing or specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and consented to by the Landlord (said working drawings and specifications, as so consented to, the "Working Drawings"). Any such consent by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable Requirement (as defined in the Original Lease), but only that the Alteration is compatible with the design and structure of the Building.

         (c) Such Working Drawings, the Landlord's review and consent thereto, the Alteration and the performance thereof shall all be in accordance with, and subject to all of the terms and conditions of the Lease (including, but not limited to, Section 6.1 (e)(i) - (vi) of the Original Lease), and shall at all times comply with (a) all applicable Requirements, and (b) with the reasonable rules, regulations and guidelines of the Landlord. Upon the consent by the Landlord of the Working Drawings, the Tenant shall proceed with due dispatch to cause the Alteration as shown on such Working Drawings to be completed at the Tenant's sole cost and expense, which Alteration shall include, but not be limited to: (i) provide and install a demising wall in the Additional Space to separate the Additional Space from the space adjacent thereto, (ii) provide and install a new electrical meter in the Additional Space in accordance with the terms and provisions of Section 5.1. of the Original Lease and (iii) installation of a sprinkler system and fire alarm system for the Additional Space.

         (d) Notwithstanding anything to the contrary contained herein, the Tenant shall leave open the area of the ceiling surrounding the demising wall(s) to be installed by the Tenant pursuant to this Article (11) until such time as the Landlord has inspected the installation of such demising wall(s). The Landlord agrees to conduct such inspection within two (2) business days following notice to the Landlord from the Tenant that such demising wall(s) have been installed by the Tenant.

         (e) Within thirty (30) days after substantial completion of the Alteration, the Tenant shall deliver to the Landlord (i) copies of paid receipts certified by an officer of the Tenant, (ii) general releases and waivers of lien from all consultants, contractors, subcontractors and materialmen involved in the performance of the Alteration and the materials furnished in connection therewith and (iii) a certificate from the Tenant's architect certifying that the Alteration has been completed in accordance with the Lease, the reasonable rules, regulations and guidelines of the Landlord and the Working Drawings, and (iv) record drawings and specifications of the Additional Space reflecting the Alteration as each is provided for in Section
6.1. (e)(vi) of the Original Lease. Notwithstanding the foregoing, but in all events subject to the Tenant's obligation to keep the Additional Space and the Building free of liens, the Tenant shall not be required to deliver to the Landlord any general release or waiver of lien, as required by the preceding sentence, if the Tenant shall be disputing in good faith the payment which would otherwise entitle the Tenant to such release or waiver, provided that the Tenant shall (a) keep the Landlord advised in a timely fashion of the status of any such dispute and the basis therefor, (b) maintain on deposit with the Landlord such security as the Landlord may reasonably request in connection with such disputed payment, and (c) deliver to the Landlord the general release or waiver of lien when any such dispute is settled.

         (f) The Landlord agrees that (i) if the Tenant is not then in default under the Lease, (ii) upon receipt by it of evidence satisfactory to it (as provided in subsection (e) above) of the completion of such work in a manner reasonably satisfactory to the Landlord, and (iii) upon the furnishing by the Tenant to the Landlord, to the attention of its Director of Billing & Cash Applications, of the evidence (as provided in subsection (e) above) of the payment therefor by the Tenant, the Landlord shall reimburse to the Tenant the lesser of (a) the payment of the actual cost of such work, or (ii) $12,040.00.

         (6) BROKERAGE INDEMNIFICATION. The Tenant represents that the only broker with which it has dealt in connection with this Supplemental Indenture is Rockefeller Center Management Corporation, having an office at 1230 Avenue of the Americas, New York, N.Y. 10020. The Tenant shall indemnify, defend (with legal counsel reasonably acceptable to the Landlord) and save harmless the Landlord and its officers, directors, agents and employees (the "Indemnitees") from and against all liability, claims, suits, demands, judgments, costs, interest and expenses (including counsel fees and disbursements incurred in the defense thereof) to which the Indemnitees may be subject or suffer by reason of any claim made by any person, firm or corporation other than the aforementioned broker for any commission, reimbursement or other compensation arising from or as a result of the execution and delivery of this Supplemental Indenture or the demising of the premises by the Landlord to the Tenant pursuant to this Supplemental Indenture.

                          (continued on the next page)

         (7) THE ORIGINAL LEASE, as hereby amended, shall remain in full force and effect according to its terms and conditions.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

                                  ROCKEFELLER CENTER PROPERTIES,
                                  BY ROCKEFELLER CENTER MANAGEMENT
                                  CORPORATION, ITS AGENT


                                  By  /s/ [ILLEGIBLE]
                                     -----------------------------------
                                                   President

Attest:
/s/ [ILLEGIBLE]
-----------------------------------
              Assistant Secretary


                                  THE REALLY USEFUL COMPANY, INC.

                                  By  /s/ [ILLEGIBLE]
                                     -----------------------------------
                                                   President

Attest:
/s/ [ILLEGIBLE]
-----------------------------------
              Assistant Secretary

                          [ROCKEFELLER PLAZA DIAGRAM]


                                                 REALLY USEFUL COMPANY, INC.


ALL AREAS AND DIMENSIONS
ARE APPROXIMATE



                               ROCKEFELLER CENTER

                               1 ROCKEFELLER PLAZA

                            FIRST AMENDMENT TO LEASE

         This FIRST AMENDMENT TO LEASE, dated May 16, 1997 (this "Amendment"), between RCPI TRUST, having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("Landlord") and THE REALLY USEFUL COMPANY, INC. having an office at One Rockefeller Plaza, New York, New York 10020 ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord's predecessor-in-interest, Rockefeller Center Properties, and Tenant executed and exchanged that certain Lease, dated July 15, 1992, as modified and amended by Supplemental Indenture, dated August 16, 1993 (the "First Supplemental Indenture"), the Supplemental Indenture, dated June 10, 1994 (the "Second Supplemental Indenture"), and Supplemental Indenture, dated as of April 1, 1996 (the "Third Supplemental Indenture"), (as so modified and amended, the "Original Lease"), covering Spaces 'D', 'G', and 'H' (collectively, the "Original Premises") and Space 'F' (the "Space F Premises") on the 15th floor of the building located at One Rockefeller Plaza, New York, New York (the "Building"); as more particularly described in the Original Lease;

         WHEREAS, Landlord and Tenant desire to extend the term of the Original Lease with respect to the Space F Premises so that the term of the Original Lease shall be co-terminus with respect to the Original Premises and the Space F Premises, and to otherwise modify the terms and conditions of the Original Lease, as hereinafter provided (the Original Lease, as modified by this Amendment, the "Lease").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. Capitalized Terms; Recitals. All capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Original Lease. The recital clauses set forth above are incorporated herein by this reference.

         2. Extension of Term. The term of the Original Lease with respect to the Space F Premises is hereby extended by extending the date for the expiration of the term set forth therein from March 31, 2001 (the "Original Expiration Date") to September 30, 2002 (the "Extended Expiration Date") (or such earlier date upon which the term of the Lease may expire or terminate pursuant to the terms of the Lease), with the same force and effect as if the term as so extended was the term granted by the Original Lease.

         3. Rent. For the period commencing on the Original Expiration Date and ending on the Extended Expiration Date, the fixed rent payable with respect to the Space F Premises shall be $84,280.00 per annum ($7,023.33 per month) which amount shall be payable, together with all other fixed and additional rent payable under the Lease, at the times and in the manner specified in the Original Lease.

         4. Subletting. Notwithstanding Article Twenty-Ninth of the Original Lease, Landlord shall not in any event be obligated to consent to any proposed subletting unless there shall be no more than three subtenants of the Premises.

         5. Broadcast Restrictions. Tenant hereby agrees that neither Tenant, nor any other occupant of the Premises, any affiliates thereof, nor any of its respective employees, officers, directors, partners, contractors, agents, licensees or invitees (each, a "Tenant Party"), shall (i) conduct or permit to be conducted any Broadcast activities or video production activities from any area of the Center, (ii) install or display any signs, symbols or logos within the Center which are commonly identified with any Broadcast or cable network or any Broadcast or video production activities or (iii) use or permit the use of Protected Zone Images in any Broadcast. "Broadcast" means the transmission of video programming, including news footage clips, by any means, including over-the-air television broadcasting, cable television distribution and the like, and including successor distribution technologies which are comparable to the foregoing (but "Broadcast" shall not be deemed to include teleconferencing, private video telephone communications or other similar means of video transmission which are not intended for public distribution). "Protected Zone Images" means visual images of the area (or any portion thereof) consisting of the Plaza, the Plaza Street, the Channel Gardens, the Center skating rink and areas adjacent thereto, as shown on the diagram of the Protected Zone attached as Exhibit A hereto.

         6.      Brokerage.

         (a) Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.P. ("Broker") and that, to the best of its knowledge, no other broker negotiated this Amendment or is entitled to any fee or commission in connection herewith. Landlord will be solely responsible for any commission that may be payable to Broker in connection with this Amendment. The execution and delivery of this Amendment by each party shall be conclusive evidence that each party has relied upon the foregoing representations and warranties.

         (b) Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, or the above representation being false. The provisions of this Paragraph 6 shall survive the expiration or earlier termination of the term of this Amendment.

         7. No Modification. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms, provisions, or conditions of the Original Lease and such terms, provisions, and conditions shall remain in full force and effect as modified hereby.

         8. Representations. Landlord and Tenant each represents and warrants to the other that as of the date hereof, (i) the Lease is in full force and effect and (ii) no written notices of default have been delivered by Landlord or Tenant to the other party and remain outstanding. Tenant hereby represents and warrants to Landlord that this Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant.

         9.      Miscellaneous.

         (a) This Amendment contains the entire understanding of the parties with respect to the subject matter hereof.

         (b) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

         (c) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

         (d) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

         (e) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

                            (continued on next page)

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                                 LANDLORD:

                                 RCPI TRUST
                                 By: Tishman Speyer Properties, L.P., its Agent

                                 By:  /s/ PHILIP M. WATERMAN III
                                    ----------------------------------- AS
                                      Philip M. Waterman III

                                 TENANT:

                                 THE REALLY USEFUL COMPANY, INC.

                                 By:  /s/ [ILLEGIBLE]
                                    -----------------------------------
                                     Name:  President
                                     Title: [ILLEGIBLE]

                        THE REALLY USEFUL COMPANY, INC.
                       FURNITURE INCLUDED IN SUBLEASE OF
                        1 ROCKEFELLER PLAZA, SUITE 1528

Finance                                              Mgmt
work stations: 7                                     work stations: 10
mobile files cabinets: 7                             mobile files cabinets: 8
burgundy chairs: 10                                  burgundy chairs w/castors 6
blue chair 1                                         black chair w/castors 1
Desks: 2 (Beth and Nel's)                            all wall shelves
Nel's Credenza                                       2 burgundy sled chairs (Susan & Dana's Offices)
Edgar's desk                                         Green work station table
 credenza                                            2 black bookcase (Susan & Dana's Offices)
 audio cabinet                                       5 black desks
 wood phone table                                    1 brown wood desk
Edgar's black & gray phone table
Robert's desk
3 blue chairs (Robert's office)
1 desk (Adrienne's office)
1 chair (Adrienne's office)
1 white book shelf (Adrienne's office)
gray filing cabinet (Adrienne's Office)
2 standing lamps (Nel's office & reception)
2 plants (reception)
6 black wood chairs (reception)
1 plant stand & plant (small conference room)
Mosaic phone table (small conference room)
wall unit (small conference room)
1 brown round table (conference room)
4 stack chairs
mgmt 3 pushed together table (large conference room)
all wall shelves
fax & printer wall shelves
1 gray half filing cabinet
1 brown wood armchair